                                   SEMIANNUAL
                                     REPORT
                                 April 30, 1998
                                 WARBURG PINCUS
                           INTERNATIONAL EQUITY FUND


                                 WARBURG PINCUS
                                 JAPAN OTC FUND


                                 WARBURG PINCUS
                             EMERGING MARKETS FUND


                                 WARBURG PINCUS
                               JAPAN GROWTH FUND


                                 WARBURG PINCUS
                        GLOBAL POST-VENTURE CAPITAL FUND


                                 WARBURG PINCUS
                           MAJOR FOREIGN MARKETS FUND

   More complete information about the Funds, including charges and expenses, is provided in the Prospectus, which must precede or accompany this report and which should be read carefully before investing. You may obtain additional copies by calling 800-WARBURG (800-927-2874) or by writing to Warburg Pincus Funds, P.O. Box 9030, Boston, MA 02205-9030.

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From time to time, the Funds' investment adviser and co-administrators may waive some fees and/or reimburse some expenses, without which performance would be lower. Waivers and/or reimbursements are subject to change.

Returns are historical and include change in share price and reinvestment of dividends and capital gains. Past performance cannot guarantee future results. Returns and share price will fluctuate, and redemption value may be more or less than original cost.

International investing entails special risk considerations, including currency fluctuations, lower liquidity, economic and political risks, and differences in accounting methods.

The views of the Funds' management are as of the date of the letters and portfolio holdings described in this semiannual report are as of April 30, 1998; these views and portfolio holdings may have changed subsequent to these dates. Nothing in this semiannual report is a recommendation to purchase or sell securities.



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
WARBURG PINCUS INTERNATIONAL EQUITY FUND
SEMIANNUAL INVESTMENT ADVISER'S REPORT -- APRIL 30, 1998
--------------------------------------------------------------------------------
Dear Shareholder:                                                  June 16, 1998

   The objective of Warburg Pincus International Equity Fund (the 'Fund') is long-term capital appreciation. The Fund pursues its objective by investing primarily in a broadly diversified portfolio of equity securities of companies that have their principal business activities and interests outside the U.S.
   For the six months ended April 30, 1998, the Fund had a total return of 12.28%, vs. a return of 15.43% for the Morgan Stanley Europe, Australasia and Far East ('EAFE') Index.* The Fund's one-year return through April 30 was 9.33%. Its five-year and since-inception (on May 2, 1989) average annual total returns through April 30 were 11.85% and 12.25%, respectively.
   The reporting period saw a marked divergence in performance among foreign equity markets. European markets showed across-the-board strength, propelled by robust corporate profits, improved economic growth and optimism toward the prospects for European Monetary Union. Virtually all of Europe's markets had double-digit gains for the period in U.S. dollar terms, and a handful (Italy, Spain and Portugal) had returns in excess of 40%. The performance of most other non-U.S. markets was less inspiring. Asian-Pacific markets generally fell, with a number falling sharply, weighed down by worries over the region's spiraling economic difficulties. Most Latin American markets also posted losses, while the smaller emerging markets of Eastern Europe, the Middle East and Africa were mixed.
   Warburg Pincus International Equity Fund managed a healthy gain for the period, albeit one that trailed the rise in its benchmark, the EAFE Index. Most, if not all, of that underperformance stemmed from the Fund's higher-than-index weighting in the Asia-Pacific region heading into the period. Though the Fund's overweighting at the time was relatively small, virtually any additional exposure to the region proved harmful in terms of relative performance, particularly on an opportunity-cost basis, given the strong run-up in European markets. (It should be noted that we reduced the Fund's Asian-Pacific stake as the period progressed, based on a combination of macroeconomic and company-specific concerns, and by period end the Fund was underweighted vs. the EAFE Index.) For the same reason, the Fund was also held back somewhat by its exposure to Latin America, a region not represented in the benchmark. Latin America accounted for approximately 6% of the portfolio as of April 30, 1998.
   At the other end of the spectrum, performance-wise, the Fund saw very strong gains from its holdings in Europe, benefiting from these markets'

------------
* The Morgan Stanley Europe, Australasia and Far East Index is an unmanaged index (with no defined investment objective) of international equities that includes reinvestment of dividends, and is the exclusive property of Morgan Stanley & Co. Incorporated.

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
WARBURG PINCUS INTERNATIONAL EQUITY FUND
SEMIANNUAL INVESTMENT ADVISER'S REPORT -- APRIL 30, 1998 (CONT'D)
--------------------------------------------------------------------------------
general upward bias and from good stock selection. Among the better performers for the Fund were its holdings in France and Italy, as well as its Nordic stocks collectively. We increased Europe's weighting in the Fund steadily through the period (from approximately 44% on October 31 to roughly 65% on April 30), reflecting our belief that the region's positive fundamental backdrop warranted a higher level of exposure, especially viewed from a risk-adjusted perspective. This geographical shift -- i.e., into Europe, at the expense of Asia -- was the most noteworthy strategic move in the Fund during the six months.
   Looking out over the remainder of 1998 and into 1999, we see both substantial opportunity and a fair amount of risk in foreign markets. Some of the most promising investments continue to reside in Europe, we believe, given the dynamics surrounding the launch of the single currency and the growing number of positive developments on the corporate front. Particularly encouraging, with regard to the latter, is the increasing emphasis among European corporate managements on building shareholder value, a trend that suggests improved efficiencies and rising per-share profitability over time. We also see pockets of opportunity in Asia, including Japan, but are approaching these markets with higher degrees of caution, given the ongoing economic and political uncertainties. The same holds for our approach to emerging markets in general.
   All told, we believe the Fund is well positioned, with regard to both country weightings and specific holdings, to benefit from the type of investment environment we foresee in the coming months, and we look forward to the opportunities ahead.

Richard H. King                             Harold W. Ehrlich
Portfolio Manager                           Associate Portfolio Manager

P. Nicholas Edwards                         Vincent J. McBride
Associate Portfolio Manager                 Associate Portfolio Manager

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WARBURG PINCUS JAPAN OTC FUND
SEMIANNUAL REPORT (FOR THE SIX MONTHS ENDED APRIL 30, 1998)
--------------------------------------------------------------------------------
Dear Shareholder:                                                  June 16, 1998

   The objective of Warburg Pincus Japan OTC Fund (the 'Fund') is long-term capital appreciation. The Fund pursues its objective by investing primarily in securities traded in the Japanese over-the-counter (OTC) market.
   For the six months ended April 30, 1998, the Fund had a total return of
 - 0.98%, vs. returns of - 10.61% and - 18.64% for the yen- and dollar-denominated JASDAQ indexes,* respectively. The Fund's one-year return through April 30 was - 10.66%. Its three-year and since-inception (on September 30,
1994) average annual total returns through April 30 were - 5.37% and - 10.75%, respectively.
   The reporting period was an extremely difficult one for Japan's OTC stocks. Weighing on the group were general worries over the Asian/Pacific region's ongoing difficulties and specific concerns over Japan's economy. The stocks' poor performance was magnified in dollar terms, as the yen lost approximately 10% of its value against the U.S. currency during the six months.
   Set against this backdrop, Warburg Pincus Japan OTC Fund ended the period with a modest loss. The one bright spot for the Fund was its strong relative performance, as the Fund once again handily outpaced its benchmark, the JASDAQ index, as has been the case since the Fund's inception. We have long held that careful stock selection (vs. a passive, or indexed, approach) can yield superior returns in the OTC market, given the market's considerable inefficiencies, and the Fund's performance to date bears that out. Still, it must be admitted that the asset class itself has provided little to cheer about for some time, and the Fund's good relative performance has at best mitigated this.
   With the reporting period now, however, behind us, what can reasonably be expected from Japan's smaller-company stocks going forward? Near term, the group's fortunes will remain closely tied to investor sentiment, and sentiment toward Japan at this point is almost overwhelmingly negative. This suggests that small-cap stocks, including JASDAQ listed issues, will mark time or possibly trend lower in the coming weeks, if not months, until the tide of bearishness covering the group begins to recede. In this environment, we believe an above-average level of caution is warranted, and we are taking what we deem to be appropriately defensive steps in managing the portfolio (e.g., holding a relatively larger cash position).
   A more-extended view of Japan's small-company stocks gives us cause for optimism, however, and on two fronts in particular. One is macroeconomic.

------------
* The JASDAQ Over-the-Counter Composite Index is an unmanaged index (with no defined investment objective) of stocks traded over the counter in Japan.

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
WARBURG PINCUS JAPAN OTC FUND
SEMIANNUAL REPORT (FOR THE SIX MONTHS ENDED APRIL 30, 1998) (CONT'D)
--------------------------------------------------------------------------------
Japan's government recently announced a record $125 billion economic-stimulus package. Though the package has been derided by some in terms of its likely effectiveness, it should ultimately do much to stabilize Japan's economy after its recent slide. A revitalized Japanese economy would give a direct, significant boost to the earnings of Japan's smaller companies, given their primarily domestic orientation. Stronger growth would also help these companies by easing Japan's current credit crunch, which is taking a significant toll on smaller companies, since they typically rely heavily on bank financing.
   The second major reason for optimism, in our view, is valuations. Japan's smaller-company market, after its recent weakness, is now by most measures extremely cheap. Investors concerned about the generally elevated level of valuations in developed markets (e.g., the U.S. and Europe) can at some point, we think, be expected to cast an eye to the Japanese small-cap market. Contrarians and 'bottom-fishers' also stand to emerge as potential buyers. Even a small pickup in buying interest here could have a measurable impact on share prices, given the sector's relatively small size.
   There are other, secular factors arguing for smaller-company stocks as well. These include Japan's continued steps toward the reform and liberalization of its economy, illustrated most recently by the April 1 launch of the so-called Big Bang, or financial-sector deregulation; the potential for Japan's huge pension funds to further raise their allocation to equities, a portion of which could make its way into OTC stocks; and the nascent but rapidly growing trend in corporate Japan toward recognition of the shareholder, reflected in the record number of share-repurchase programs announced so far this year.
   Given these forces, we believe there is ample scope for improved performance for Japan's smaller-company stocks going forward, especially over the longer term. (Nearer term, as noted, our outlook is guarded.) Accordingly, we remain optimistic, and will continue our efforts to identify those stocks with the best long-term prospects for appreciation.
   We are also excited about a recently proposed change in the Fund's investment objective and policies. The change, which has been approved by the Fund's Board of Directors but awaits shareholder approval (a shareholder vote is scheduled for August), will greatly expand the Fund's investment universe of small companies. (Since its inception, the Fund has concentrated its investments, per charter, in smaller-company stocks traded on Japan's JASDAQ and Frontier markets. With the proposed change, the Fund may still invest in stocks traded on these markets, but will have the latitude to invest in smaller-company stocks traded on other Japanese securities exchanges as well, e.g., the Second Section of the Tokyo Stock Exchange. The securities traded on these other exchanges have, at times, had relatively greater liquidity.) This will give the Fund access to a greater variety of securities,

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
WARBURG PINCUS JAPAN OTC FUND
SEMIANNUAL REPORT (FOR THE SIX MONTHS ENDED APRIL 30, 1998) (CONT'D)
--------------------------------------------------------------------------------
which may permit greater portfolio diversification by industry and issuer and enhancing portfolio choices. We believe this change would prove beneficial for the Fund and its shareholders.

P. Nicholas Edwards
Portfolio Manager

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
WARBURG PINCUS EMERGING MARKETS FUND
SEMIANNUAL INVESTMENT ADVISER'S REPORT -- APRIL 30, 1998
--------------------------------------------------------------------------------
Dear Shareholder:                                                  June 16, 1998

   The objective of Warburg Pincus Emerging Markets Fund (the 'Fund') is growth of capital. The Fund pursues its objective by investing primarily in equity securities of non-U.S. issuers consisting of companies in emerging securities markets.
   For the six months ended April 30, 1998, the Fund had a total return of
 - 0.58%, vs. returns of 0.89% for the Lipper Emerging Markets Funds Index* and 3.65% for the Morgan Stanley Capital International Emerging Markets Free Index.** The Fund's one-year return through April 30 was -21.59%. It average annual total return since inception (on December 30, 1994) was 2.93%.
   The reporting period was a difficult one for emerging markets, due in large measure to continued economic and political instability in the Asian-Pacific region. The region's woes cast a pall over emerging markets collectively, with investors largely shunning the group in favor of the developed markets of Europe and the U.S. While there were some bright spots for emerging markets -- several East Asian markets rallied strongly in the initial months of 1998, recouping a portion of their earlier losses, and a handful of markets elsewhere (e.g., in Latin America and the Middle East) notched solid gains -- by period end the group had little if any upward momentum, and ultimately closed the six months with less-than-inspiring results.
   Set against this backdrop, Warburg Pincus Emerging Markets Fund posted a small loss for the six months. In terms of performance attribution, broadly speaking, the Fund was hindered by its Asian/Pacific exposure, though several portfolio holdings actually performed well over the period, notwithstanding the region's general weakness. The Fund's Latin American issues had mixed results but overall fared better, and the Fund benefited from the fact that its largest country weighting throughout was Brazil, the region's top performer for the six months. Returns for the Fund's smaller weightings in Eastern Europe and the Middle East varied.
   In terms of geographic emphasis, the most significant development in the Fund during the period was a reduction in its Asian-Pacific weighting (to

------------
 * The Lipper Emerging Markets Funds Index is an equal-weighted performance index, adjusted for capital-gains distributions and income dividends, of the largest qualifying funds in this investment objective, and is compiled by Lipper Analytical Services Inc.

** The Morgan Stanley Capital International Emerging Markets Free Index is a market-capitalization-weighted index of emerging-market countries determined by Morgan Stanley. The index includes only those countries open to non-local investors.

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
WARBURG PINCUS EMERGING MARKETS FUND
SEMIANNUAL INVESTMENT ADVISER'S REPORT -- APRIL 30, 1998 (CONT'D)
--------------------------------------------------------------------------------
approximately 33% as of April 30, from approximately 45% on October 31), and a redeployment of those assets to stocks in other regions, most notably Latin America and the Middle East. This reflected general concern over the Asian-Pacific region's considerable currency, economic and political turmoil, but more specifically the broadly negative impact of such on corporate earnings. In cases where we believed a given holding had suffered a marked deterioration in fundamentals, one not yet fully reflected in its share price, we sold our position and invested elsewhere. Such sales notwithstanding, we maintained a fair amount of exposure to the Asian-Pacific region, with noteworthy concentrations in China/Hong Kong and Singapore, and in fact did some selective buying of stocks we believed had been sold off unjustly vis-a-vis the companies' earnings prospects.
   As noted, much of the proceeds from the Fund's reduced weighting in Asian/Pacific countries was reallocated to Latin America, with particular emphasis on Brazil. We were drawn to the Brazilian market based on the generally attractive level of prices (Brazil was Latin America's cheapest market through the six months, judged on such measures as price relative to cash flow and price relative to book value) and on the pro-business steps being taken by the Brazilian government, which we believed created a favorable backdrop for the stock market.
   Looking ahead, our outlook on the immediate-term prospects for emerging markets remains somewhat guarded, given the still-unsettled state of affairs in Asia and investors' general wariness toward the group. Once Asia finally stabilizes, however, we believe there is the potential for a broad rally in the asset class, and for particularly large gains in individual stocks, given how far many of these issues have fallen. A vast number of stocks across the emerging-market universe have been driven down to record- or near-record-low valuations, while the earnings prospects for specific companies remain quite strong. We believe that this disconnect between earnings prospects and valuations is unlikely to persist indefinitely, and hence view the present time as a potentially attractive buying opportunity for individuals with a sufficiently long-term (i.e., minimum two- to three-year) investment horizon.
   As ever, though, the potential for substantial short-term volatility remains, given the nature of emerging markets, and we would encourage investors to approach the asset class with a realistic view of the potential risks involved.

Richard H. King                             Vincent J. McBride
Co-Portfolio Manager                        Co-Portfolio Manager

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
WARBURG PINCUS JAPAN GROWTH FUND
SEMIANNUAL INVESTMENT ADVISER'S REPORT -- APRIL 30, 1998
--------------------------------------------------------------------------------
Dear Shareholder:                                                  June 16, 1998

   The objective of Warburg Pincus Japan Growth Fund (the 'Fund') is long-term growth of capital. The Fund pursues its objective by investing primarily in equity securities of Japanese issuers that present attractive opportunities for growth.
   For the six months ended April 30, 1998, the Fund had a total return of 4.31%, vs. returns of - 7.21% for the Lipper Japanese Funds Average* and
 - 12.44% for the U.S.-dollar-denominated Tokyo Stock Exchange Price Index ('Topix').** The Fund's one-year return through April 30 was 7.74%. Its since-inception (on December 29, 1995) average annual total return through April 30 was 1.80%.
   The reporting period was a trying one for investors in Japanese equities. The market was buffeted by negative sentiment stemming from East Asia's financial crisis, as well as specific concerns over the Japanese economy. All major Japanese stock indexes showed losses for the six months, and particularly steep losses in dollar terms, given the yen's roughly 10% fall in value against the dollar.
   This largely hostile environment notwithstanding, Warburg Pincus Japan Growth Fund managed to post a respectable gain for the period, outdistancing both its peers and its benchmark by a wide margin. This resulted from good stock selection, primarily, but also from our decision to keep the Fund's yen exposure fully hedged throughout, which spared the Fund currency-translation losses. In terms of specific stocks, the Fund benefited from relatively strong showings from its holdings in the so-called Nifties, which are large, blue-chip, export-oriented companies. (Examples of such include electronics firm Sony, one of the portfolio's largest positions through the period and one of its better performers). These stocks have figured prominently in our strategy for some time and remain well represented in the portfolio, since we continue to see value in the group. One area that weighed on the Fund's performance over the six months, conversely, was banking, as the sector was hurt by concerns over the banks' loan exposure to Southeast Asia and by general bad-debt-related worries.

------------
 * The Lipper Japanese Funds Average measures the average total return of all Japanese funds tracked by Lipper Analytical Services Inc.

** The Tokyo Stock Exchange Price Index ('Topix') is a capitalization- weighted index designed to reflect the general movement of the Japanese stock market. The index consists of all shares listed on the First Section of the Tokyo Stock Exchange, which is generally reserved for Japan's larger companies.

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
WARBURG PINCUS JAPAN GROWTH FUND
SEMIANNUAL INVESTMENT ADVISER'S REPORT -- APRIL 30, 1998 (CONT'D)
--------------------------------------------------------------------------------

   Looking ahead, though investor sentiment toward Japan is largely negative at this point, we believe there are grounds for encouragement, particularly if one is willing to look past the immediate term. On a macroeconomic level, Japan's government recently announced an economic-stimulus package worth some $125 billion, its largest ever. Though the package has been derided by some in terms of its likely effectiveness, it should ultimately do much to halt the economy's recent slide and ease related fears among investors. Equally noteworthy is the fact that Japan's commitment to financial-sector deregulation has remained firm, despite the economy's troubles, as evidenced by the recent on-schedule launch of 'Big Bang.' (Effective April 1, most restraints on foreign-exchange trading were removed, and brokerage commissions in the securities industry were deregulated.) This suggests that broader reform and liberalization of Japan's economy is merely a matter of time.
   On the company level, meanwhile, there is a quiet revolution taking place in corporate governance. Japanese companies are paying increasing heed to their shareholders and are taking concrete steps to enhance shareholder value, as witnessed by the record number of share buybacks announced so far this year. This represents a sea change in mindset among the Japanese, who have largely ignored their shareholders in the past, and stands to unleash a tremendous amount of value in the stock market as the trend gathers pace.
   A final, perhaps nearer-term, reason for optimism regarding the Japanese stock market is the current level of valuations. Much of the market is trading at or near historically low multiples. Indeed, as of this writing, well over half of the Tokyo Stock Exchange's First Section (representing larger companies) is trading below book value, and smaller-company valuations as a rule are even more compelling. Contrast this with the record multiples across most of Europe and in the U.S., and the Japanese market's appeal from a value perspective is clear.
   All told, we remain optimistic about Japan, particularly as a longer-term investment thesis, and continue our efforts to identify those companies with the best prospects for appreciation.

P. Nicholas Edwards
Portfolio Manager

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
WARBURG PINCUS GLOBAL POST-VENTURE CAPITAL FUND
SEMIANNUAL INVESTMENT ADVISER'S REPORT -- APRIL 30, 1998
--------------------------------------------------------------------------------
Dear Shareholder:                                                  June 16, 1998

   The objective of Warburg Pincus Global Post-Venture Capital Fund (the 'Fund') is long-term growth of capital. The Fund pursues its objective by investing primarily in equity securities of U.S. and foreign companies considered to be in their post-venture-capital stage of development.
   For the six months ended April 30, 1998, the Fund had a total return of 20.54%, vs. returns of 16.64% for the Lipper Global Funds Index* and 9.96% for the Russell 2000 Growth Index.** The Fund's one-year return through April 30 was 42.77%. Its since-inception (on September 29, 1995) average annual total return through April 30 was 32.03%.
   The Fund had a positive showing vs. its benchmarks for the period, driven by strong performances from both its U.S. and foreign holdings. Among the former, the Fund saw particularly impressive gains from its business-services, financial-services and software stocks, a number of which were up sharply over the six months. Noteworthy foreign holdings that performed well for the Fund included its British telecommunications stocks, Italian media issues and Scandinavian shares collectively. (Virtually all of the Fund's overseas exposure through the period was in Europe. The Fund had no Asian exposure.)
   We are encouraged by the Fund's strength during the reporting period, and grow increasingly positive on its longer-term prospects as well. Much of this optimism reflects continued bullishness on the asset class. A wealth of empirical data (e.g., the Eighth Annual Economic Impact of Venture Capital Study, jointly produced by Coopers & Lybrand and the National Venture Capital Association, 1998) has attested to the growth potential of U.S. venture-backed firms. Venture-backed companies tend to occupy the economy's most rapidly growing industries (e.g., software, biotechnology and semiconductors/electronics). They have historically generated superior earnings and revenue growth vs. their non-venture-backed peers, and their shares have tended to outperform in the stock market, at least in the first five years after going public.

------------
 * The Lipper Global Funds Index is an equal-weighted performance index, adjusted for capital-gains distributions and income dividends, of the largest qualifying funds in this investment objective, and is compiled by Lipper Analytical Services Inc.

** The Russell 2000 Growth Index is an unmanaged index (with no defined investment objective) of those securities in the Russell 2000 Index with a greater-than-average growth orientation. It includes reinvestment of dividends, and is compiled by Frank Russell Company.

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
WARBURG PINCUS GLOBAL POST-VENTURE CAPITAL FUND
SEMIANNUAL INVESTMENT ADVISER'S REPORT -- APRIL 30, 1998 (CONT'D)
--------------------------------------------------------------------------------

   Hence the argument for investing in domestic venture-backed firms is well established. The case for investing in foreign venture-backed companies, though, to date has had less evidence to back it, largely due to the fact that venture-capital financing has been relatively uncommon in most non-U.S. countries, with a few notable exceptions (e.g., the United Kingdom). But this is changing, and changing rapidly. Venture-capital-backed firms have sprouted up in increasing numbers overseas during the past several years, both in developed markets (Continental Europe, in particular, has seen a surge in venture activity) and in emerging ones as well. What this means for investors in this asset class is an increasing list of high-growth-potential companies from which to choose. It also means increased opportunity for geographical diversification, which can be a useful tool in managing risk.
   We believe Warburg Pincus is uniquely well-positioned to take advantage of this exciting environment, given our considerable experience in the venture-capital arena and our extensive research capabilities overseas, and that the Fund represents an attractive opportunity for investors. We would caution investors, however, that investing in venture-backed companies entails potential risks (e.g., that of heightened volatility) along with the potential for significant long-term rewards. Because of the nature of the Fund's holdings and certain strategies it may use, an investment in the Fund should only be considered for the aggressive portion of an investor's portfolio and may not be appropriate for all investors. Investors should review the Prospectus carefully before purchase.

Elizabeth B. Dater                          Harold E. Sharon
Co-Portfolio Manager                        Co-Portfolio Manager

WARBURG PINCUS MAJOR FOREIGN MARKETS FUND
SEMIANNUAL INVESTMENT ADVISER'S REPORT -- APRIL 30, 1998
--------------------------------------------------------------------------------
Dear Shareholder:                                                  June 16, 1998

   The objective of Warburg Pincus Major Foreign Markets Fund (the 'Fund') is long-term capital appreciation. The Fund pursues its objective by investing in equity securities of issuers that have their principal business activities and interests in countries considered to be major foreign securities markets. These markets currently include the following European and Pacific Basin countries:
Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.
   For the six months ended April 30, 1998, the Fund had a gain of 15.07%, vs. a gain of 15.43% for the Morgan Stanley Europe, Australasia and Far East ('EAFE') Index.* The Fund's one-year return through April 30 was 24.65%. Its average annual total return since inception (on March 31, 1997) was 24.89%.
   In terms of performance, the reporting period clearly belonged to Europe. Europe's equity markets showed across-the-board strength, beneficiaries of a confluence of forces: stronger economic growth, improved profits, optimism toward the prospects for European Monetary Union, low interest rates and inflation, falling bond yields, and merger and acquisition activity. The combination powered all of these markets to double-digit gains, and several markets had huge advances.
   Most Asian-Pacific markets, conversely, struggled, hurt by a plunge in investor confidence stemming from the region's financial crisis. The region's performance was particularly disappointing from the perspective of dollar-based investors, as nearly all local currencies fell in value against the dollar.
   In this environment, it obviously paid to be concentrated in Europe and underweighted in Asian-Pacific markets, and this was the Fund's stance throughout. Heading into the period, the Fund has approximately 61% of its assets in Europe. By period end that weighting had risen to 76%, a function of both price appreciation and active buying on our part. By country, we found some of the best opportunities in the United Kingdom (13.2% of the Fund as of April
30), France (12.7%) and Germany (9.1%), and our holdings in all three markets made a significant contribution to the Fund's performance. Other noteworthy contributors to the Fund's return were its Italian stocks (4.9% of the Fund as of April 30), as Italy's market was one of Europe's strongest over the six months.

------------
* The Morgan Stanley Europe, Australasia and Far East Index is an unmanaged index (with no defined investment objective) of international equities that includes reinvestment of dividends, as is the exclusive property of Morgan Stanley & Co. Incorporated.

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
WARBURG PINCUS MAJOR FOREIGN MARKETS FUND
SEMIANNUAL INVESTMENT ADVISER'S REPORT -- APRIL 30, 1998 (CONT'D)
--------------------------------------------------------------------------------

   The Fund's Asian-Pacific exposure was more problematic, in terms of performance, though a number of our holdings had solid gains for the six months, despite the region's overall weakness. Most of our exposure here was in Japan. We entered the period with a 25% stake in Japan, a slight underweighting vs. our benchmark index, but we scaled this position down significantly as the period progressed, to approximately 9% on April 30. This reflected some profit-taking on specific stocks that hit our price targets (e.g., electronics maker Sony), but more so our concern over Japan's deteriorating fundamental backdrop, a concern that remains as of this writing. We maintained smaller weightings in Hong Kong and Singapore, and some exposure to Australia and New Zealand as well. We held no assets in Malaysia during the reporting period, the last of the region's markets that currently meet our definition of 'major.'
   Heading into the second half of 1998, the bulk of our emphasis remains on Europe. We continue to find attractively valued stocks in these markets, despite their strong recent gains, and believe that the forces that have driven stocks higher remain largely in place. We continue to seek opportunities in Asian-Pacific markets as well, but are much more guarded in our general approach to the region, given the number of still-unsettled economic and political questions.

Richard H. King
Co-Portfolio Manager

Harold W. Ehrlich
Co-Portfolio Manager

P. Nicholas Edwards
Co-Portfolio Manager

WARBURG PINCUS INTERNATIONAL EQUITY FUND
STATEMENT OF NET ASSETS
April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                                 NUMBER OF
                                                                   SHARES             VALUE
                                                                ------------      --------------
COMMON STOCKS (90.9%)

 Argentina (2.4%)
   Telefonica de Argentina SA ADR                                    514,100      $   19,824,981
   YPF SA ADR                                                        998,000          34,805,250
                                                                                  --------------
                                                                                      54,630,231
                                                                                  --------------

 Australia (0.4%)
   Burns, Philp & Company, Ltd.                                   32,221,810           4,201,595
   Foodland Associated, Ltd.                                         702,178           5,081,647
                                                                                  --------------
                                                                                       9,283,242
                                                                                  --------------

 Austria (4.1%)
   Bank Austria AG                                                   416,400          32,182,831
   Maculan Holdings AG Vorzuege'D'                                     1,820              12,971
   Radex-Heraklith Industries                                        754,237          38,105,900
   V.A. Technologie AG                                               170,411          24,492,773
                                                                                  --------------
                                                                                      94,794,475
                                                                                  --------------

 Belgium (0.5%)
   Dexia Belgium                                                      85,556          11,713,034
                                                                                  --------------

 Brazil (0.6%)
   Compannia de Saneamento Basico do Estado de Sao Paulo          33,735,700           7,667,070
   Telecomunicacoes Brasileiras SA ADR                                63,560           7,742,402
                                                                                  --------------
                                                                                      15,409,472
                                                                                  --------------

 China (1.2%)
   Cosco Pacific, Ltd.                                            30,200,000          20,468,497
   Guangshen Railway Co., Ltd.                                    16,986,790           3,179,794
   Guangshen Railway Co., Ltd. ADR                                   535,737           5,256,919
                                                                                  --------------
                                                                                      28,905,210
                                                                                  --------------

 Denmark (2.7%)
   International Service System AS Class B                           439,200          23,746,855
   SAS Danmark AS                                                  1,057,069          18,845,393
   Unidanmark AS Class A                                             241,800          20,317,309
                                                                                  --------------
                                                                                      62,909,557
                                                                                  --------------

 Finland (0.6%)
   Rauma OY                                                          722,773          13,531,870
                                                                                  --------------

                See Accompanying Notes to Financial Statements.
                                       14

WARBURG PINCUS INTERNATIONAL EQUITY FUND
STATEMENT OF NET ASSETS (CONT'D)
April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                                 NUMBER OF
                                                                   SHARES             VALUE
                                                                ------------      --------------
COMMON STOCKS (CONT'D)
 France (9.2%)
   Banque Nationale de Paris                                         353,300      $   29,765,743
   Compagnie de Saint Gobain                                         164,380          27,370,443
   Elf Aquitaine SA                                                  219,700          28,805,286
   Lagardere Groupe SCA                                              598,987          22,893,404
   Rhone Poulenc, Ltd. Class A                                       828,975          40,513,671
   Societe Generale d'Entreprises SA                                 922,100          35,932,382
   Total Cie Franc des Petroles Class B                              222,105          26,389,400
                                                                                  --------------
                                                                                     211,670,329
                                                                                  --------------

 Germany (6.2%)
   Degussa AG                                                        449,300          24,687,088
   Fresenius Medical Care AG                                         283,700          19,429,774
   Hannover Rueckversicherungs AG                                    191,800          24,347,751
   Hoechst AG                                                        605,030          24,376,522
   Mannesmann AG                                                      14,556          11,469,593
   Muenchener Rueckversicherungs-Gesellschaft AG                      52,000          23,993,313
   Schmalbach Lubeca AG                                               57,200          14,114,327
                                                                                  --------------
                                                                                     142,418,368
                                                                                  --------------

 Hong Kong (2.1%)
   First Pacific Co., Ltd.                                        17,914,383           8,614,852
   HSBC Holdings PLC                                               1,181,200          33,700,428
   Jardine Matheson Holdings, Ltd.                                 1,277,401           5,390,632
                                                                                  --------------
                                                                                      47,705,912
                                                                                  --------------

 India (1.6%)
   Bharat Petroleum Corp., Ltd.                                          200               2,014
   Hindalco Industries, Ltd.                                         231,925           4,408,997
   Reliance Industries, Ltd.                                       2,126,100          10,241,038
   Reliance Industries, Ltd. GDS                                      99,100             904,287
   State Bank Of India, Ltd.                                       2,625,800          19,422,254
   State Bank Of India, Ltd. GDR                                      52,100             992,505
   Tata Engineering & Locomotive Co., Ltd.                                25                 175
                                                                                  --------------
                                                                                      35,971,270
                                                                                  --------------

 Ireland (0.4%)
   Greencore Group PLC                                             1,457,000           8,901,334
                                                                                  --------------

 Israel (2.0%)
   ECI Telecommunications Limited Designs                          1,179,200          35,965,600
   Orbotech, Ltd.'D'                                                 300,700          10,862,788
                                                                                  --------------
                                                                                      46,828,388
                                                                                  --------------

                See Accompanying Notes to Financial Statements.
                                       15

WARBURG PINCUS INTERNATIONAL EQUITY FUND
STATEMENT OF NET ASSETS (CONT'D)
April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                                 NUMBER OF
                                                                   SHARES             VALUE
                                                                ------------      --------------
COMMON STOCKS (CONT'D)
 Italy (5.3%)
   Assicurazioni Generali SpA                                        784,800      $   23,606,667
   Ente Nazionale Idrocarburi SpA                                  4,077,500          27,372,023
   Parmalat Finanziaria SpA                                       10,115,200          22,805,507
   Seat SpA                                                       22,714,000          11,280,407
   Telecom Italia SpA                                              4,944,400          36,972,426
                                                                                  --------------
                                                                                     122,037,030
                                                                                  --------------

 Japan (10.6%)
   Advantest Corp.                                                   151,030          10,173,063
   Fujitsu, Ltd.                                                   2,383,000          27,864,485
   Hankyu Realty Co., Ltd.                                         1,448,000           6,860,273
   Minebea Co., Ltd.                                               2,147,000          24,048,736
   NEC Corp.                                                       2,567,000          28,947,472
   Nichiei Co., Ltd.                                                 104,550           8,150,040
   Orix Corp.                                                        514,600          35,636,035
   Rohm Co., Ltd.                                                    373,000          42,175,276
   Sony Corp.                                                        271,500          22,623,284
   Takefuji Corp.                                                    227,400          11,961,173
   TDK Corp.                                                         347,000          27,470,063
                                                                                  --------------
                                                                                     245,909,900
                                                                                  --------------

 Mexico (1.0%)
   Fomento Economico Mexicano SA de CV                               230,000           1,725,773
   Gruma SA de CV Class B                                          2,795,746           6,415,094
   Panamerican Beverages, Inc. Class A                               380,446          15,170,284
                                                                                  --------------
                                                                                      23,311,151
                                                                                  --------------

 Netherlands (6.2%)
   CSM NV                                                            102,000           5,517,716
   Hagemeyer NV                                                      437,800          20,909,424
   ING Groep NV                                                      758,300          49,277,059
   Koninklijke Pakhoed NV                                            230,300           8,434,603
   Philips Electronics NV                                            672,100          59,209,704
                                                                                  --------------
                                                                                     143,348,506
                                                                                  --------------

 New Zealand (2.2%)
   Brierley Investments, Ltd.                                     42,847,604          24,760,602
   Fletcher Challenge Building                                     6,677,922          13,506,538
   Sky City, Ltd.                                                  2,873,250           8,094,363
   Wrightson, Ltd.                                                14,548,459           5,092,826
                                                                                  --------------
                                                                                      51,454,329
                                                                                  --------------

                See Accompanying Notes to Financial Statements.
                                       16

WARBURG PINCUS INTERNATIONAL EQUITY FUND
STATEMENT OF NET ASSETS (CONT'D)
April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                                 NUMBER OF
                                                                   SHARES             VALUE
                                                                ------------      --------------
COMMON STOCKS (CONT'D)
 Norway (1.1%)
   Smedvig ASA Class B                                               275,000      $    5,530,922
   Sparebanken NOR                                                   172,600           5,970,821
   Transocean Offshore, Inc.                                         242,450          13,546,894
                                                                                  --------------
                                                                                      25,048,637
                                                                                  --------------

 Portugal (0.1%)
   Banco Mello SA                                                    218,700           3,256,424
                                                                                  --------------

 Singapore (1.8%)
   DBS Land, Ltd.                                                  6,492,600           9,799,439
   Development Bank of Singapore, Ltd.                             3,589,550          23,802,029
   Development Bank of Singapore, Ltd. Class A                     1,325,565           8,622,296
                                                                                  --------------
                                                                                      42,223,764
                                                                                  --------------

 South Korea (2.0%)
   Hyundai Heavy                                                     242,597           7,805,213
   L.G. Electronics                                                1,270,110          15,110,170
   Pohang Iron & Steel Co., Ltd.                                         690              37,349
   Samsung Display Devices Co.                                       290,030          14,430,968
   Samsung Heavy Industries Co., Ltd.                              1,334,200           9,423,751
                                                                                  --------------
                                                                                      46,807,451
                                                                                  --------------

 Spain (2.0%)
   Argentaria SA                                                     260,600          21,714,528
   Iberdrola SA                                                    1,496,100          24,049,108
                                                                                  --------------
                                                                                      45,763,636
                                                                                  --------------

 Sweden (6.7%)
   ABB AB Series B                                                 2,476,000          38,393,450
   Biora AB ADR'D'                                                   154,000           4,831,750
   Electrolux AB Series B                                            473,700          44,071,835
   Nordbanken Holding AB                                           5,074,500          37,376,047
   SKF AB Series B                                                 1,467,700          29,586,061
                                                                                  --------------
                                                                                     154,259,143
                                                                                  --------------

 Switzerland (4.6%)
   Julius Baer Holding AG                                             12,248          33,805,832
   Oerlikon-Buehrle Holding AG'D'                                    105,790          18,055,549
   Schweizerische Rueckversicherungs-Gesellschaft                     10,900          24,053,629
   Sulzer AG                                                          21,669          15,530,071
   TAG Heuer International SA'D'                                     138,680          14,608,211
                                                                                  --------------
                                                                                     106,053,292
                                                                                  --------------

 Thailand (0.0%)
   Siam Cement Co., Ltd.                                              40,850             576,705
                                                                                  --------------

                See Accompanying Notes to Financial Statements.
                                       17

WARBURG PINCUS INTERNATIONAL EQUITY FUND
STATEMENT OF NET ASSETS (CONT'D)
April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                                 NUMBER OF
                                                                   SHARES             VALUE
                                                                ------------      --------------
COMMON STOCKS (CONT'D)
 United Kingdom (13.3%)
   British Airport Authority PLC                                   2,272,664      $   23,122,218
   Cookson Group PLC                                               8,382,535          37,631,657
   Dixons Group PLC                                                1,236,100          11,826,959
   Glaxo Wellcome PLC                                                779,600          22,028,870
   Imperial Chemical Industries PLC                                  933,154          16,944,034
   Medeva PLC                                                      4,823,100          14,313,911
   Orange PLC'D'                                                   3,916,500          28,108,787
   Pilkington PLC                                                 11,805,000          24,770,992
   Rolls-Royce PLC                                                 4,916,000          22,932,413
   Royal & Sun Alliance Insurance Group PLC                        1,780,300          19,883,981
   Safeway PLC                                                     1,095,000           6,526,906
   Standard Chartered Bank PLC                                     1,295,900          19,847,264
   Thistle Hotels PLC                                              4,352,400          12,771,432
   Williams Holdings PLC                                           5,987,900          45,953,744
                                                                                  --------------
                                                                                     306,663,168
                                                                                  --------------
TOTAL COMMON STOCKS (Cost $1,807,398,869)                                          2,101,385,828
                                                                                  --------------
PREFERRED STOCK (3.6%)

 Brazil (1.9%)
   Companhia Vale Rio Doce                                           546,500          12,897,939
   Petroleo Brasileiro SA                                         49,440,200          12,532,699
   Telecomunicacoes de Sao Paulo SA                               39,387,000          13,392,723
   Telecomunicacoes do Rio de Janeiro SA                          33,096,000           5,207,322
                                                                                  --------------
                                                                                      44,030,683
                                                                                  --------------

 Germany (1.5%)
   GEA AG                                                             46,270          18,693,647
   KSB AG                                                             48,200          16,008,470
                                                                                  --------------
                                                                                      34,702,117
                                                                                  --------------

 United Kingdom (0.2%)
   Singer & Friedlander Group PLC 8.50% (Convertible)              1,435,737           4,657,044
                                                                                  --------------
TOTAL PREFERRED STOCK (Cost $69,541,879)                                              83,389,844
                                                                                  --------------
CALL OPTIONS (0.0%)

 New Zealand (0.0%)
   Air New Zealand, Ltd., 05/01/98 (Strike Price $2.4615)'D'      21,250,000                   0
   Air New Zealand, Ltd., 05/01/98 (Strike Price $2.5895)'D'      21,250,000                   0
                                                                                  --------------
TOTAL CALL OPTIONS (Cost $3,486,565)                                                           0
                                                                                  --------------

                See Accompanying Notes to Financial Statements.
                                       18

WARBURG PINCUS INTERNATIONAL EQUITY FUND
STATEMENT OF NET ASSETS (CONT'D)
April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                                     PAR              VALUE
                                                                 ------------     --------------
CORPORATE BONDS (0.0%)
New Zealand (0.0%)
   Brierley Investments, Ltd. (Convertible)
     9.00%, 06/30/98                                             (A)1,314,875     $      730,610
                                                                                  --------------
TOTAL CORPORATE BONDS (Cost $748,766)                                                    730,610
                                                                                  --------------
REPURCHASE AGREEMENTS (1.6%)
     Repurchase agreement with Goldman, Sachs &
     Co. dated 04/30/98 at 5.47% to be
     repurchased at $36,111,486 on 05/01/98.
     (Collateralized by pro rata amount of U.S.
     Treasury Notes ranging in par values from
     $39,650,000 to $50,000,000, 5.75%-7.25%,
     09/30/01-05/15/04. Market value of
     collateral is $36,854,756.) (Cost
     $36,106,000)                                                $ 36,106,000         36,106,000
                                                                                  --------------
TOTAL INVESTMENTS AT VALUE (96.1%) (Cost $1,917,282,079*)                          2,221,612,282

OTHER ASSETS IN EXCESS OF LIABILITIES (3.9%)                                          89,182,494
                                                                                  --------------
NET ASSETS (100.0%) (applicable to 95,364,094 Common Shares
 and 20,895,104 Advisor Shares)                                                   $2,310,794,776
                                                                                  --------------
                                                                                  --------------
NET ASSET VALUE, offering and redemption price per Common
 Share
 ($1,898,196,182[div]95,364,094)                                                          $19.90
                                                                                          ------
                                                                                          ------
NET ASSET VALUE, offering and redemption price per Advisor
 Share
 ($412,598,594[div]20,895,104)                                                            $19.75
                                                                                          ------
                                                                                          ------

                            INVESTMENT ABBREVIATIONS

      ADR = American Depository Receipt
      GDR = Global Depository Receipt
      GDS = Global Depository Share

--------------------------------------------------------------------------------
 'D' Non-income producing security.
 * Cost for federal income tax purposes is $1,918,847,086.
 (A) Denominated in New Zealand Dollars.

                See Accompanying Notes to Financial Statements.
                                       19

WARBURG PINCUS JAPAN OTC FUND
SCHEDULE OF INVESTMENTS
April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                                   NUMBER OF
                                                                    SHARES             VALUE
                                                                   ---------        -----------
COMMON STOCKS (98.6%)
 Business Services (4.0%)
   Bellsystem 24, Inc.                                               11,000         $ 1,528,494
                                                                                    -----------
 Capital Equipment (2.6%)
   GL Sciences, Inc.##                                               67,000             998,940
                                                                                    -----------
 Chemicals (1.9%)
   C. Uyemura & Co., Ltd.                                            27,000             715,205
                                                                                    -----------
 Computers (8.3%)
   Data Communication Systems                                        60,000           1,055,778
   Nidec Corp.                                                       39,200           2,106,410
                                                                                    -----------
                                                                                      3,162,188
                                                                                    -----------
 Electronics (39.7%)
   Advantest Corp.                                                   16,500           1,111,405
   Disco Corp.                                                       60,000           1,725,573
   I.O. Data Device, Inc.                                            70,000             794,672
   Mabuchi Motor Co., Ltd.                                           20,000           1,159,464
   Mimasu Semiconductor Industry                                     60,000             885,491
   Minebea Co., Ltd.                                                110,000           1,232,120
   Nemic-Lambda K.K.                                                 47,500             570,158
   Rohm Co., Ltd.                                                    30,000           3,392,113
   Tokyo Electron, Ltd.                                              35,000           1,377,431
   Tokyo Seimitsu Co., Ltd.                                          60,000           1,766,442
   Yamaichi Electronics Co., Ltd.                                    64,000           1,186,710
                                                                                    -----------
                                                                                     15,201,579
                                                                                    -----------
 Financial Services (21.4%)
   Japan Associated Finance Co., Ltd.                                40,000           1,335,049
   Orix Corp.                                                        35,000           2,423,749
   Shohkoh Fund & Co., Ltd.                                          10,000           3,186,255
   Takefuji Corp.'D'                                                 24,000           1,262,393
                                                                                    -----------
                                                                                      8,207,446
                                                                                    -----------
 Food, Beverages & Tobacco (1.2%)
   Pokka Corp.                                                      100,000             443,503
                                                                                    -----------
 Healthcare (2.3%)
   Kawasumi Laboratories                                             56,000             875,199
                                                                                    -----------

                See Accompanying Notes to Financial Statements.
                                       20

WARBURG PINCUS JAPAN OTC FUND
SCHEDULE OF INVESTMENTS (CONT'D)
April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                                   NUMBER OF
                                                                    SHARES             VALUE
                                                                   ---------        -----------
COMMON STOCKS (CONT'D)
 Industrial Mfg. & Processing (16.0%)
   Arisawa Manufacturing Co., Ltd.                                   65,000         $   718,232
   Hoya Corp.                                                        18,000             596,685
   Nissei ASB Machine Co.                                            80,000             666,011
   Nitta Industrial Corp.                                            50,000             412,473
   Shinkawa, Ltd.                                                    63,700           1,108,832
   THK Co., Ltd.                                                    120,000           1,153,409
   Union Tool                                                        39,300           1,487,171
                                                                                    -----------
                                                                                      6,142,813
                                                                                    -----------
 Telecommunications & Equipment (1.2%)
   Hikari Tsushin, Inc.                                              16,050             450,658
                                                                                    -----------

TOTAL COMMON STOCKS (Cost $42,528,736)                                               37,726,025
                                                                                    -----------
                                                                      PAR
                                                                   ---------
REPURCHASE AGREEMENTS (1.4%)
   Repurchase agreement with Goldman, Sachs & Co. dated
   04/30/98 at 5.47% to be repurchased at $551,084 on
   05/01/98. (Collateralized by pro rata amount of
   U.S. Treasury Notes ranging in par values from
   $39,650,000 to $50,000,000, 5.75%-7.25%,
   09/30/01-05/15/04. Market value of collateral is
   $562,426.) (Cost $551,000)                                      $551,000             551,000
                                                                                    -----------

TOTAL INVESTMENT AT VALUE (100.0%) (Cost $43,079,736*)                              $38,277,025
                                                                                    -----------
                                                                                    -----------

--------------------------------------------------------------------------------
'D' Non-income producing security.
## Not readily marketable security.
 * Also cost for federal income tax purposes.

                See Accompanying Notes to Financial Statements.
                                       21

WARBURG PINCUS EMERGING MARKETS FUND
STATEMENT OF NET ASSETS
April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                                  NUMBER OF
                                                                   SHARES              VALUE
                                                                 -----------        ------------
COMMON STOCKS (81.7%)
 Argentina (4.7%)
   Banco de Galicia y Buenos Aires SA de CV ADR                       71,177        $  1,743,836
   Telefonica de Argentina SA ADR                                     21,000             809,812
   YPF SA ADR                                                         76,200           2,657,475
                                                                                    ------------
                                                                                       5,211,123
                                                                                    ------------
 Australia (0.4%)
   Novus Petroleum, Ltd.                                             221,223             460,103
                                                                                    ------------
 Brazil (9.2%)
   Companhia de Eletricidade do Estado da Bahia                   32,897,000           1,854,737
   Companhia de Saneamento Basico do Estado de Sao Paulo          14,748,500           3,351,873
   Telecomunicacoes Brasileiras SA                                13,349,400           1,324,415
   Telecomunicacoes Brasileiras SA ADR                                13,960           1,700,502
   Unico de Bancos Brasileiros SA GDR                                 49,000           1,947,750
                                                                                    ------------
                                                                                      10,179,277
                                                                                    ------------
 Chile (5.0%)
   Banco Santander Chile ADR                                         192,900           2,700,600
   Supermercados Unimarc SA ADR                                      258,566           2,795,745
                                                                                    ------------
                                                                                       5,496,345
                                                                                    ------------
 China (3.8%)
   Cosco Pacific, Ltd.                                             4,482,000           3,037,742
   Guangshen Railway Co., Ltd.                                     1,282,000             239,980
   Guangshen Railway Co., Ltd. ADR                                    82,168             806,274
   Tingyi Holding Corp.'D'                                         1,412,000             138,538
                                                                                    ------------
                                                                                       4,222,534
                                                                                    ------------
 Egypt (0.1%)
   Commercial International Bank, Ltd.                                 2,280              39,221
   Mibbank International                                               4,608             118,550
                                                                                    ------------
                                                                                         157,771
                                                                                    ------------
 Hong Kong (4.0%)
   First Pacific Co., Ltd.                                         1,901,275             914,305
   HSBC Holdings PLC                                                  58,000           1,654,779
   Jardine Matheson Holdings, Ltd.                                    43,617             184,064
   Wing Hang Bank, Ltd.                                              617,600           1,738,135
                                                                                    ------------
                                                                                       4,491,283
                                                                                    ------------

                See Accompanying Notes to Financial Statements.
                                       22

WARBURG PINCUS EMERGING MARKETS FUND
STATEMENT OF NET ASSETS (CONT'D)
April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                                  NUMBER OF
                                                                   SHARES              VALUE
                                                                 -----------        ------------
COMMON STOCKS (CONT'D)
 India (5.5%)
   Aptech, Ltd.                                                       80,600        $  1,652,995
   Bombay Suburban Electric Supply Co., Ltd.                           3,450              15,906
   Grasim Industries, Ltd.                                               506               4,322
   Hindalco Industries, Ltd.                                          55,075           1,047,000
   Hindalco Industries, Ltd. GDR                                      33,000             643,500
   Reliance Industries, Ltd.                                          39,309             189,344
   Reliance Industries, Ltd. GDS                                      55,300             504,613
   State Bank of India, Ltd.                                         119,900             886,864
   State Bank of India, Ltd. GDR                                      63,000           1,200,150
   Tata Engineering & Locomotive Co., Ltd.                                70                 490
                                                                                    ------------
                                                                                       6,145,184
                                                                                    ------------
 Indonesia (1.7%)
   P.T. Semen Gresik                                                 762,100             509,638
   P.T. Telekomunikasi Indonesia ADR                                 164,935           1,319,480
                                                                                    ------------
                                                                                       1,829,118
                                                                                    ------------
 Israel (10.6%)
   Blue Square Israel Co., Ltd. ADR                                  218,000           3,488,000
   ECI Telecommunications, Ltd.                                       90,000           2,745,000
   Formula Systems, Ltd.'D'                                           17,400             671,310
   Formula Systems, Ltd. ADR'D'                                        2,300              93,725
   Orbotech, Ltd.'D'                                                  82,321           2,973,846
   Teva Pharmaceutical Industries, Ltd. ADR                           41,050           1,754,888
                                                                                    ------------
                                                                                      11,726,769
                                                                                    ------------
 Kazakhstan (3.1%)
   Hurricane Hydrocarbons, Ltd.'D' (CAN)                             494,000           3,021,924
   Hurricane Hydrocarbons, Ltd.'D' (US)                               74,000             453,250
                                                                                    ------------
                                                                                       3,475,174
                                                                                    ------------
 Luxembourg (1.4%)
   Millicom International Cellular SA ADR'D'                          38,800           1,518,050
                                                                                    ------------
 Malaysia (0.2%)
   Technology Resources Industries BHD                               216,000             221,775
                                                                                    ------------

                See Accompanying Notes to Financial Statements.
                                       23

WARBURG PINCUS EMERGING MARKETS FUND
STATEMENT OF NET ASSETS (CONT'D)
April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                                  NUMBER OF
                                                                   SHARES              VALUE
                                                                 -----------        ------------
COMMON STOCKS (CONT'D)
 Mexico (9.7%)
   Cintra SA'D'                                                    2,963,600        $  2,862,528
   Consorcio Hogar SA de CV Series B'D'                            1,691,000           2,438,043
   Fomento Economico Mexicano SA de CV                               109,000             817,866
   Grupo Industrial Durango SA ADR                                   149,100           2,143,313
   Grupo Industrial Saltillo SA de CV                                580,000           2,473,164
                                                                                    ------------
                                                                                      10,734,914
                                                                                    ------------
 Philippines (0.6%)
   C & P Homes, Inc.                                               6,819,000             577,449
   Filinvest Land, Inc.                                              814,900              56,830
                                                                                    ------------
                                                                                         634,279
                                                                                    ------------
 Poland (2.7%)
   Bank Slaski SA                                                     35,431           3,035,575
                                                                                    ------------
 Portugal (2.5%)
   Banco Mello SA                                                     71,800           1,069,096
   Mota e Companhia SA                                               101,600           1,670,780
                                                                                    ------------
                                                                                       2,739,876
                                                                                    ------------
 Russia (1.9%)
   Russian Prosperity Fund A                                         105,278           2,158,199
                                                                                    ------------
 Singapore (6.4%)
   DBS Land, Ltd.                                                    694,000           1,047,471
   Development Bank of Singapore, Ltd.                               404,000           2,678,893
   Development Bank of Singapore, Ltd. Class A                       121,200             788,360
   Keppel Bank                                                     1,227,000           1,596,234
   Keppel Land, Ltd.                                                 875,000           1,038,845
                                                                                    ------------
                                                                                       7,149,803
                                                                                    ------------
 South Korea (4.0%)
   L.G. Electronics                                                   37,110             441,488
   Samsung Display Devices Co.                                        33,587           1,671,182
   Samsung Heavy Industries Co., Ltd.                                335,220           2,367,733
   Ssangyong Oil Refining Co., Ltd.'D'                                   500               3,615
                                                                                    ------------
                                                                                       4,484,018
                                                                                    ------------
 Thailand (1.6%)
   Hana Microelectronics Public Co., Ltd.                            216,200             944,738
   Siam Cement Co., Ltd.                                              59,300             837,175
                                                                                    ------------
                                                                                       1,781,913
                                                                                    ------------

                See Accompanying Notes to Financial Statements.
                                       24

WARBURG PINCUS EMERGING MARKETS FUND
STATEMENT OF NET ASSETS (CONT'D)
April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                                  NUMBER OF
                                                                   SHARES              VALUE
                                                                 -----------        ------------
COMMON STOCKS (CONT'D)
 Turkey (0.9%)
   Yapi ve Kredi Bankasi AS                                       21,003,000        $  1,029,044
                                                                                    ------------
 United Kingdom (1.7%)
   Standard Chartered PLC                                            122,100           1,870,014
                                                                                    ------------
TOTAL COMMON STOCKS (Cost $93,827,952)                                                90,752,141
                                                                                    ------------
PREFERRED STOCK (11.6%)
 Brazil (9.2%)
   Companhia Vale do Rio Doce                                         55,600           1,312,215
   Petroleo Brasileiro SA                                         14,186,100           3,596,064
   Telecomunicacoes de Sao Paulo SA                                6,977,000           2,372,382
   Telecomunicacoes do Rio de Janeiro SA                          18,373,000           2,890,806
                                                                                    ------------
                                                                                      10,171,467
                                                                                    ------------
 Russia (0.2%)
   LUKoil Holding                                                     34,600             299,290
                                                                                    ------------
 South Korea (2.2%)
   L.G. Electronics                                                  262,500             950,617
   Samsung Display Devices Co.                                        81,000           1,459,848
                                                                                    ------------
                                                                                       2,410,465
                                                                                    ------------
TOTAL PREFERRED STOCK (Cost $11,403,294)                                              12,881,222
                                                                                    ------------

CORPORATE BONDS (2.5%)                                               PAR
 Malaysia (0.1%)
   Technology Resources Industries BHD, 2.750%, 11/28/04         $   135,000             144,531
                                                                                    ------------
 Philippines (1.4%)
   Metro Pacific Capital, 2.500%, 04/11/03                         1,720,000           1,525,296
                                                                                    ------------
 South Korea (1.0%)
   Ssangyong Oil Refining Co., Ltd. (Convertible), 3.750%,
     12/31/08                                                    $ 1,280,000           1,070,080
                                                                                    ------------
TOTAL CORPORATE BONDS (Cost $2,227,107)                                                2,739,907
                                                                                    ------------
REPURCHASE AGREEMENTS (2.9%)
   Repurchase agreement with Goldman, Sachs & Co. dated
   04/30/98 at 5.47% to be repurchased at $3,242,493 on
   05/01/98. (Collateralized by pro rata amount of
   U.S. Treasury Notes ranging in par values from $39,650,000 to $50,000,000, 5.75%-7.25%, 09/30/01-05/15/04. Market
   value of collateral is $3,309,232.) (Cost $3,242,000)           3,242,000           3,242,000
                                                                                    ------------

                See Accompanying Notes to Financial Statements.
                                       25

WARBURG PINCUS EMERGING MARKETS FUND
STATEMENT OF NET ASSETS (CONT'D)
April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

TOTAL INVESTMENTS AT VALUE (98.7%) (Cost $110,700,353*)                             $109,615,270
OTHER ASSETS IN EXCESS OF LIABILITIES (1.3%)                                           1,400,397
                                                                                    ------------
NET ASSETS (100.0%) (applicable to 10,832,524 Common Shares
and 16,413 Advisor Shares                                                           $111,015,667
                                                                                    ------------
                                                                                    ------------
NET ASSET VALUE, offering and redemption price per Common Share
($110,847,094[div]10,832,524)                                                             $10.23
                                                                                          ------
                                                                                          ------
NET ASSET VALUE, offering and redemption price per Advisor Share
($168,573[div]16,413)                                                                     $10.27
                                                                                          ------
                                                                                          ------

                            INVESTMENT ABBREVIATIONS

ADR        =   American Depository Receipt
GDR        =   Global Depository Receipt
GDS        =   Global Depository Share

--------------------------------------------------------------------------------
'D' Non-income producing security.
 * Also cost for federal income tax purposes.

                See Accompanying Notes to Financial Statements.
                                       26

WARBURG PINCUS JAPAN GROWTH FUND
STATEMENT OF NET ASSETS
April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                                   NUMBER OF
                                                                    SHARES             VALUE
                                                                   ---------        -----------
COMMON STOCKS (95.1%)
 Banks & Savings & Loans (7.0%)
   Fuji Bank, Ltd.                                                  150,000         $   845,758
   Sakura Bank, Ltd.                                                260,000             895,330
   Toyo Trust & Banking                                             120,000             698,403
                                                                                    -----------
                                                                                      2,439,491
                                                                                    -----------
 Computers (4.0%)
   Net One System Co., Ltd.                                          30,000             106,259
   Nidec Corp.                                                       23,900           1,284,265
                                                                                    -----------
                                                                                      1,390,524
                                                                                    -----------
 Electronics (53.2%)
   Advantest Corp.                                                   19,470           1,311,458
   Aiwa Co., Ltd.                                                    35,000           1,046,318
   Brother Industries Ltd.                                          400,000           1,492,469
   Fanuc, Ltd.                                                       33,000           1,218,799
   Fujitsu, Ltd.                                                    100,000           1,169,303
   Furukawa Electric Co., Ltd.                                      250,000             908,196
   Mabuchi Motor Co. , Ltd.                                          20,000           1,159,464
   Minebea Co., Ltd.                                                103,000           1,153,712
   Nippon Electric Corp.                                             95,000           1,071,293
   Rohm Co., Ltd.                                                    13,000           1,469,916
   Sony Corp.                                                        14,800           1,233,240
   TDK Corp.                                                         18,000           1,424,960
   Tokyo Electron, Ltd.                                              35,000           1,377,431
   Tokyo Seimitsu Co., Ltd.                                          54,000           1,589,798
   Toshiba Corp.                                                    220,000           1,022,326
                                                                                    -----------
                                                                                     18,648,683
                                                                                    -----------
 Energy (0.7%)
   Shinmei Electric Co.##                                            18,000             253,387
                                                                                    -----------
 Financial Services (15.9%)
   Credit Saison Co., Ltd.                                           44,000             955,725
   Japan Asia Investment Co., Ltd.                                   50,000              91,955
   Nomura Securities Co., Ltd.                                       85,000           1,038,939
   Orix Corp.                                                        17,000           1,177,249
   Shohkoh Fund & Co., Ltd.                                           4,000           1,274,502
   Takefuji Corp.                                                    20,000           1,051,994
                                                                                    -----------
                                                                                      5,590,364
                                                                                    -----------
 Food, Beverages & Tobacco (1.3%)
   Pokka Corp.                                                      100,000             443,503
                                                                                    -----------

                See Accompanying Notes to Financial Statements.
                                       27

WARBURG PINCUS JAPAN GROWTH FUND
STATEMENT OF NET ASSETS (CONT'D)
April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                                   NUMBER OF
                                                                    SHARES             VALUE
                                                                   ---------        -----------
COMMON STOCKS (CONT'D)
 Healthcare (2.2%)
   Kawasumi Laboratories                                             49,000         $   765,799
                                                                                    -----------
 Industrial Mfg. & Processing (2.4%)
   Hoya Corp.                                                        16,000             530,387
   Union Tool                                                         8,500             321,653
                                                                                    -----------
                                                                                        852,040
                                                                                    -----------
 Pharmaceuticals (2.4%)
   Yamanouchi Pharmaceutical Co., Ltd.                               35,000             829,108
                                                                                    -----------
 Real Estate (3.0%)
   Hankyu Realty Co., Ltd.                                           62,000             293,741
   Meiwa Estate Co., Ltd.                                            23,400             210,747
   Mitsui Fudosan Co., Ltd.                                          60,000             548,551
                                                                                    -----------
                                                                                      1,053,039
                                                                                    -----------
 Telecommunications & Equipment (3.0%)
   Nippon Television Network Corp.                                    3,600           1,065,314
                                                                                    -----------

TOTAL COMMON STOCKS (Cost $33,700,058)                                               33,331,252
                                                                                    -----------
                                                                      PAR
                                                                   ---------
REPURCHASE AGREEMENTS (1.5%)
   Repurchase agreement with Goldman, Sachs & Co. dated
   04/30/98 at 5.47% to be repurchased at $534,081 on
   05/01/98. (Collateralized by pro rata amount of
   U.S. Treasury Notes ranging in par values from
   $39,650,000 to $50,000,000, 5.75%-7.25%,
   09/30/01-05/15/04. Market value of collateral is
   $545,074.) (Cost $534,000)                                      $534,000             534,000
                                                                                    -----------

TOTAL INVESTMENTS AT VALUE (96.6%) (Cost $34,234,058*)                               33,865,252

OTHER ASSETS IN EXCESS OF LIABILITIES (3.4%)                                          1,203,408
                                                                                    -----------

NET ASSETS (100.0%) (applicable to 3,447,168 Common Shares
 and 3,292 Advisor Shares)                                                          $35,068,660
                                                                                    -----------
                                                                                    -----------

NET ASSET VALUE, offering and redemption price per Common Share
 ($35,034,705[div]3,447,168)                                                             $10.16
                                                                                         ------
                                                                                         ------
NET ASSET VALUE, offering and redemption price per Advisor Share
 ($33,955[div]3,292)                                                                     $10.31
                                                                                         ------
                                                                                         ------

--------------------------------------------------------------------------------
'D' Non-income producing security.
## Not readily marketable security.
 * Also cost for federal income tax purposes.

                See Accompanying Notes to Financial Statements.
                                       28

WARBURG PINCUS GLOBAL POST-VENTURE CAPITAL FUND
SCHEDULE OF INVESTMENTS
April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                                    NUMBER OF
                                                                      SHARES            VALUE
                                                                    ----------        ----------
COMMON STOCK (65.6%)
 Business Services (3.7%)
   CSG Systems International, Inc.'D'                                      600        $   27,300
   Protection One, Inc.'D'                                               3,500            42,766
   QuickResponse Services, Inc.'D'                                         800            37,600
   Wilmar Industries, Inc.'D'                                            1,300            31,037
                                                                                      ----------
                                                                                         138,703
                                                                                      ----------
 Communications & Media (3.2%)
   Central European Media Enterprises, Ltd. Class A'D'                   2,000            55,875
   Outdoor Systems, Inc.'D'                                              2,075            65,881
                                                                                      ----------
                                                                                         121,756
                                                                                      ----------
 Computers (15.7%)
   BMC Software, Inc.'D'                                                   900            84,206
   Brio Technology, Inc.'D'                                                300             3,300
   Citrix Systems, Inc.'D'                                                 900            55,912
   Hyperion Software Corp.'D'                                              800            34,700
   JDA Software Group, Inc.'D'                                           1,000            50,562
   Parametric Technology Corp.'D'                                        1,200            38,362
   PeopleSoft , Inc.'D'                                                  2,200           102,300
   PLATINUM Technology, Inc.'D'                                          1,500            38,250
   QuadraMed Corp.'D'                                                    1,300            37,050
   Radiant Systems, Inc.'D'                                              1,500            33,750
   Tecnomatix Technologies, Ltd.'D'                                      3,000            76,125
   Transaction Systems Architects, Inc. Class A'D'                       1,000            42,000
                                                                                      ----------
                                                                                         596,517
                                                                                      ----------
 Consumer Non-Durables (2.3%)
   Central Garden & Pet Co.'D'                                           1,200            41,100
   dELiA*s, Inc.'D'                                                      1,800            45,450
                                                                                      ----------
                                                                                          86,550
                                                                                      ----------
 Electronics (10.9%)
   ASM Lithography Holding NV'D'                                           300            27,488
   Cable Design Technologies, Inc.'D'                                    1,300            34,613
   Etec Systems, Inc.'D'                                                   600            34,050
   Linear Technology Corp.                                                 600            48,300
   Maxim Integrated Products, Inc.'D'                                    2,000            80,750
   Uniphase Corp.'D'                                                     2,700           146,475
   Vitesse Semiconductor Corp.'D'                                          700            40,381
                                                                                      ----------
                                                                                         412,057
                                                                                      ----------
 Energy (0.9%)
   Stone Energy Corp.'D'                                                   900            34,481
                                                                                      ----------

                See Accompanying Notes to Financial Statements.
                                       29

WARBURG PINCUS GLOBAL POST-VENTURE CAPITAL FUND
SCHEDULE OF INVESTMENTS (CONT'D)
April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                                    NUMBER OF
                                                                      SHARES            VALUE
                                                                    ----------        ----------
COMMON STOCK (CONT'D)
 Environmental Services (2.2%)
   American Disposal Services, Inc.'D'                                     900        $   36,084
   USA Waste Services, Inc.'D'                                           1,000            49,063
                                                                                      ----------
                                                                                          85,147
                                                                                      ----------
 Financial Services (2.9%)
   Franklin Resources, Inc.                                                600            32,100
   Price (T. Rowe) Associates, Inc.                                        600            45,300
   Sirrom Capital Corp.                                                  1,100            32,863
                                                                                      ----------
                                                                                         110,263
                                                                                      ----------

 Food, Beverages & Tobacco (0.6%)
   Starbucks Corp.'D'                                                      500            24,063
                                                                                      ----------

 Industrial Mfg. & Processing (0.8%)
   Mettler-Toledo International, Inc.'D'                                 1,600            32,200
                                                                                      ----------

 Leisure & Entertainment (3.5%)
   Coach USA, Inc.'D'                                                    1,500            71,156
   Premier Parks, Inc.'D'                                                1,100            61,188
                                                                                      ----------
                                                                                         132,344
                                                                                      ----------
 Metals & Mining (1.2%)
   Metals USA, Inc.'D'                                                   2,300            44,850
                                                                                      ----------

 Oil Services (1.1%)
   Pride International, Inc.'D'                                          1,700            41,331
                                                                                      ----------

 Pharmaceuticals (2.8%)
   Alkermes, Inc.'D'                                                     1,200            28,650
   SangStat Medical Corp.'D'                                             1,000            33,813
   Watson Pharmaceuticals, Inc.'D'                                       1,000            43,000
                                                                                      ----------
                                                                                         105,463
                                                                                      ----------
 Publishing (1.4%)
   Petersen Companies, Inc. Class A'D'                                   2,000            52,000
                                                                                      ----------

 Retail (2.8%)
   Rite Aid Corp.                                                        1,540            49,473
   Staples, Inc.'D'                                                      2,300            56,781
                                                                                      ----------
                                                                                         106,254
                                                                                      ----------

                See Accompanying Notes to Financial Statements.
                                       30

WARBURG PINCUS GLOBAL POST-VENTURE CAPITAL FUND
SCHEDULE OF INVESTMENTS (CONT'D)
April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                                    NUMBER OF
                                                                      SHARES            VALUE
                                                                    ----------        ----------
COMMON STOCK (CONT'D)
 Telecommunications & Equipment (9.6%)
   Cisco Systems, Inc.'D'                                                  850        $   62,263
   Gilat Communications, Ltd.'D'                                         2,600            25,025
   Intermedia Communications, Inc.'D'                                      700            51,089
   McLeodUSA, Inc. Class A'D'                                            1,600            73,600
   Paging Network, Inc.'D'                                               3,700            52,031
   TTI Team Telecom International, Ltd.'D'                               6,900            55,200
   WorldCom, Inc.'D'                                                     1,080            46,204
                                                                                      ----------
                                                                                         365,412
                                                                                      ----------
TOTAL COMMON STOCK (Cost $1,779,522)                                                   2,489,391
                                                                                      ----------
FOREIGN COMMON STOCKS (20.0%)

 Canada (1.4%)
   Certicom Corp. 'D'                                                    2,300            54,671
                                                                                      ----------

 France (2.3%)
   Business Objects SA ADR'D'                                            2,000            37,750
   Transgene SA ADR'D'                                                   2,800            50,400
                                                                                      ----------
                                                                                          88,150
                                                                                      ----------
 Italy (3.0%)
   Seat SpA'D'                                                         150,000           112,926
                                                                                      ----------

 Norway (1.4%)
   Petroleum Geo Services ADR'D'                                           800            52,600
                                                                                      ----------

 Netherlands (0.9%)
   Security Capital U.S. Realty Class A REIT'D'                          2,500            32,750
                                                                                      ----------

 United Kingdom (11.0%)
   3i Group PLC                                                          5,583            55,028
   AMVESCAP PLC ADR                                                        940            53,110
   Cookson Group PLC                                                     8,970            40,269
   EMAP PLC                                                              3,100            63,183
   Expro International Group PLC                                         4,700            39,567
   Hays PLC                                                              5,836            98,992
   Sema Group PLC                                                        1,900            68,714
                                                                                      ----------
                                                                                         418,863
                                                                                      ----------
TOTAL FOREIGN COMMON STOCKS (Cost $574,178)                                              759,960
                                                                                      ----------

                See Accompanying Notes to Financial Statements.
                                       31

WARBURG PINCUS GLOBAL POST-VENTURE CAPITAL FUND
SCHEDULE OF INVESTMENTS (CONT'D)
April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                                       PAR              VALUE
                                                                    ----------        ----------
REPURCHASE AGREEMENTS (14.4%)
   Repurchase agreement with Goldman, Sachs & Co. dated 04/30/98 at 5.47% to be repurchased at $545,083 on 05/01/98.
   (Collateralized by a pro rata amount of U.S. Treasury Notes ranging in par values from $39,650,000 to $50,000,000,
   5.75%-7.25%, 09/30/01-05/15/04. Market value of collateral
   is $556,302.) (Cost $545,000)                                      $545,000        $  545,000
                                                                                      ----------
TOTAL INVESTMENTS AT VALUE (100.0%) (Cost $2,898,700*)                                $3,794,351
                                                                                      ----------
                                                                                      ----------

                            INVESTMENT ABBREVIATIONS

                       ADR = American Depository Receipt
                      REIT = Real Estate Investment Trust

--------------------------------------------------------------------------------
'D' Non-income producing security.
* Cost for federal income tax purposes is $2,903,645.

                See Accompanying Notes to Financial Statements.
                                       32

WARBURG PINCUS MAJOR FOREIGN MARKETS FUND
STATEMENT OF NET ASSETS
April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                                  NUMBER OF
                                                                   SHARES              VALUE
                                                                 -----------        ------------
COMMON STOCKS (86.2%)

 Australia (0.1%)
   Burns, Philp & Co., Ltd.                                          274,198        $     35,754
                                                                                    ------------

 Austria (5.4%)
   Bank Austria AG                                                     5,800             448,272
   OMV AG                                                              2,463             365,509
   Radex-Heraklith Industriebeteiligungs AG                            4,200             212,194
   VA Technologie AG                                                   1,651             237,294
                                                                                    ------------
                                                                                       1,263,269
                                                                                    ------------

 Belgium (1.9%)
   Bekaert NV                                                            537             395,141
   Dexia Belgium                                                         380              52,024
                                                                                    ------------
                                                                                         447,165
                                                                                    ------------

 China (0.7%)
   Cosco Pacific, Ltd.                                               225,000             152,497
                                                                                    ------------

 Denmark (2.1%)
   SAS Danmark AS                                                      2,855              50,899
   Tele Danmark AS Class B                                             1,500             126,038
   Unidanmark AS Class A                                               3,650             306,692
                                                                                    ------------
                                                                                         483,629
                                                                                    ------------

 Finland (2.2%)
   Huhtamaki OY Class I                                                5,500             318,001
   Rauma OY                                                           10,085             188,813
                                                                                    ------------
                                                                                         506,814
                                                                                    ------------

 France (12.7%)
   Axa-UAP SA                                                          1,500             175,979
   Banque Nationale de Paris                                           5,240             441,473
   Compagnie de Saint Gobain                                           2,010             334,679
   Elf Aquitaine SA                                                    2,230             292,380
   Etablissements Economiques du Casino Guichard-Perrachon SA          4,100             274,571
   Rhone-Poulenc SA Class A                                            6,620             323,533
   Scor SA                                                             5,600             345,059
   Societe Generale d'Entreprises SA                                   5,400             210,427
   Total SA Class B                                                    1,800             213,867
   Vallourec SA                                                        4,400             371,434
                                                                                    ------------
                                                                                       2,983,402
                                                                                    ------------

                See Accompanying Notes to Financial Statements.
                                       33

WARBURG PINCUS MAJOR FOREIGN MARKETS FUND
STATEMENT OF NET ASSETS (CONT'D)
April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                                  NUMBER OF
                                                                   SHARES              VALUE
                                                                 -----------        ------------
COMMON STOCKS (CONT'D)
 Germany (9.1%)
   Degussa AG                                                          5,600        $    307,696
   Fresenius Medical Care AG                                           3,070             210,255
   Hannover Rueckversicherungs AG                                      2,400             304,664
   Hoechst AG                                                          6,066             244,398
   Mannesmann AG                                                         250             196,991
   Muenchener Rueckversicherungs-Gesellschaft AG                         700             322,987
   Preussag AG                                                           700             241,850
   Schmalbach Lubeca AG                                                1,200             296,105
                                                                                    ------------
                                                                                       2,124,946
                                                                                    ------------

 Hong Kong (1.9%)
   First Pacific Co., Ltd.                                           305,391             146,860
   HSBC Holdings PLC                                                  10,800             308,131
                                                                                    ------------
                                                                                         454,991
                                                                                    ------------

 Ireland (0.7%)
   Kerry Group PLC Class A                                            10,400             164,321
                                                                                    ------------

 Italy (4.9%)
   Ente Nazionale Idrocarburi SpA                                     32,449             217,828
   Parmalat Finanziaria SpA                                          117,400             264,687
   Seat SpA 'D'                                                      438,000             217,523
   Telecom Italia SpA                                                 61,500             459,875
                                                                                    ------------
                                                                                       1,159,913
                                                                                    ------------

 Japan (8.6%)
   Advantest Corp.                                                     4,310             290,313
   Fujikura, Ltd.                                                     10,000              51,616
   Fujitsu, Ltd.                                                       6,000              70,158
   Minebea Co., Ltd.                                                  30,000             336,033
   NEC Corp.                                                          10,000             112,768
   Nichiei Co., Ltd.                                                     560              43,654
   Orix Corp.                                                          1,700             117,725
   Rohm Co., Ltd.                                                      2,000             226,141
   Sony Corp.                                                          1,000              83,327
   Sumitomo Bank, Ltd.                                                   500               4,730
   Takefuji Corp.                                                      3,300             173,579
   TDK Corp.                                                           3,000             237,493
   Tokyo Electron, Ltd.                                                7,000             275,486
                                                                                    ------------
                                                                                       2,023,023
                                                                                    ------------

                See Accompanying Notes to Financial Statements.
                                       34

WARBURG PINCUS MAJOR FOREIGN MARKETS FUND
STATEMENT OF NET ASSETS (CONT'D)
April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                                  NUMBER OF
                                                                   SHARES              VALUE
                                                                 -----------        ------------
COMMON STOCKS (CONT'D)
 Netherlands (6.4%)
   CSM NV                                                              2,700        $    146,057
   Hagemeyer NV                                                        5,500             262,681
   ING Groep NV                                                        6,700             435,390
   Koninklijke Pakhoed NV                                              5,700             208,759
   Philips Electronics NV                                              5,100             449,292
                                                                                    ------------
                                                                                       1,502,179
                                                                                    ------------

 New Zealand (0.6%)
   Brierley Investments, Ltd.                                        259,200             149,785
                                                                                    ------------

 Norway (2.3%)
   Smedvig ASA ADR Class B                                             6,150             123,000
   Sparebanken NOR                                                     1,500              51,890
   Transocean Offshore, Inc.                                           6,500             363,187
                                                                                    ------------
                                                                                         538,077
                                                                                    ------------

 Portugal (0.1%)
   Banco Mello SA                                                      1,900              28,291
                                                                                    ------------

 Singapore (0.8%)
   Development Bank of Singapore, Ltd.                                21,400             141,902
   Development Bank of Singapore, Ltd. Class A                         6,420              41,760
                                                                                    ------------
                                                                                         183,662
                                                                                    ------------

 Spain (2.0%)
   Argentaria SA                                                       3,400             283,305
   Catalana Occidente SA'D'                                              300              20,608
   Iberdrola SA                                                        9,700             155,923
                                                                                    ------------
                                                                                         459,836
                                                                                    ------------

 Sweden (6.7%)
   ABB AB Series B                                                    16,400             254,302
   Biora AB ADR 'D'                                                    4,800             150,600
   Electrolux AB Series B                                              3,930             365,637
   Nordbanken Holding AB                                              57,200             421,305
   SKF AB Series B                                                    18,400             370,909
                                                                                    ------------
                                                                                       1,562,753
                                                                                    ------------

 Switzerland (3.8%)
   Julius Baer Holding AG                                                 65             179,407
   Oerlikon-Buehrle Holding AG 'D'                                       383              65,368
   Schweizerische Rueckversicherungs-Gesellschaft                        170             375,148
   Sulzer AG                                                             309             221,459
   TAG Heuer International SA ADR'D'                                   5,600              60,900
                                                                                    ------------
                                                                                         902,282
                                                                                    ------------

                See Accompanying Notes to Financial Statements.
                                       35

WARBURG PINCUS MAJOR FOREIGN MARKETS FUND
STATEMENT OF NET ASSETS (CONT'D)
April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                                  NUMBER OF
                                                                   SHARES              VALUE
                                                                 -----------        ------------
COMMON STOCKS (CONT'D)
 United Kingdom (13.2%)
   Arcadia Group PLC                                                  34,800        $    273,180
   Cookson Group PLC                                                  94,300             423,340
   Dixons Group PLC                                                   34,100             326,268
   Glaxo Wellcome PLC                                                  1,300              36,734
   Guardian Royal Exchange PLC                                        24,600             165,655
   Imperial Chemical Industries PLC                                    5,300              96,236
   Medeva PLC                                                         16,050              47,633
   Orange PLC                                                         25,000             179,425
   Pilkington PLC                                                    103,100             216,340
   Rolls-Royce PLC                                                    44,100             205,720
   Royal & Sun Alliance Insurance Group PLC                            9,900             110,572
   Safeway PLC                                                        31,700             188,952
   Seibe PLC                                                           6,000             134,027
   Standard Chartered PLC                                             23,100             353,786
   Williams Holdings PLC                                              43,667             335,120
                                                                                    ------------
                                                                                       3,092,988
                                                                                    ------------
TOTAL COMMON STOCKS (Cost $18,275,469)                                                20,219,577
                                                                                    ------------
PREFERRED STOCK (2.9%)

 Germany (2.9%)
   GEA AG                                                                900             363,611
   KSB AG                                                                430             142,814
   Moebel Walther AG                                                   4,200             177,877
                                                                                    ------------
TOTAL PREFERRED STOCK (Cost $616,867)                                                    684,302
                                                                                    ------------
                                                                     PAR
                                                                 -----------
REPURCHASE AGREEMENTS (16.6%)
   Repurchase agreement with Goldman, Sachs & Co. dated
   04/30/98 at 5.47% to be repurchased at $3,885,590 on
   05/01/98. (Collateralized by pro rata amount of
   U.S. Treasury Notes ranging in par values from $39,650,000 to $50,000,000, 5.75%-7.25%, 09/30/01-05/15/04. Market
   value of collateral is $3,965,566.) (Cost $3,885,000)          $3,885,000           3,885,000
                                                                                    ------------
TOTAL INVESTMENTS AT VALUE (105.7%) (Cost $22,777,336*)                               24,788,879
LIABILITIES IN EXCESS OF OTHER ASSETS (5.7%)                                         (1,336,144)
                                                                                    ------------
NET ASSETS (100.0%) (applicable to 1,934,005 Common Shares
 outstanding)                                                                       $ 23,452,735
                                                                                    ------------
                                                                                    ------------
NET ASSET VALUE, offering and redemption price per Common Share
 ($23,452,735[div]1,934,005)                                                              $12.13
                                                                                          ------
                                                                                          ------

                            INVESTMENT ABBREVIATIONS

      ADR = American Depository Receipt

--------------------------------------------------------------------------------
'D' Non-income producing security.
 * Cost for federal income tax purposes is $22,778,313.

                See Accompanying Notes to Financial Statements.
                                       36

WARBURG PINCUS JAPAN OTC FUND
STATEMENT OF ASSETS AND LIABILITIES
April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

ASSETS

   Investments at value (Cost $43,079,736)                                      $38,277,025
   Receivable for unrealized gains on forward contracts                           1,183,088
   Other assets                                                                     409,638
   Receivable for investments sold (Cost $320,726)                                  321,005
   Receivable for realized gains on forward contracts                               258,118
   Dividends, interest, and reclaims receivable (Cost $116,489)                     113,500
   Deferred offering costs/organizational                                            60,952
   Receivable for fund shares sold                                                   35,269
   Foreign currency (Cost $19,303)                                                   19,303
                                                                                -----------
       TOTAL ASSETS                                                              40,677,898
                                                                                -----------

LIABILITIES

   Payable for investments purchased (Cost $711,957)                                712,592
   Other liabilities                                                                130,386
                                                                                -----------
       TOTAL LIABILITIES                                                            842,978
                                                                                -----------

NET ASSETS, applicable to 6,456,054 Common Shares outstanding and
 122 Advisor Shares                                                             $39,834,920
                                                                                -----------
                                                                                -----------

NET ASSET VALUE, offering and redemption price per Common Share
 ($39,834,166[div]6,456,054)                                                          $6.17
                                                                                      -----
                                                                                      -----
NET ASSET VALUE, offering and redemption price per Advisor Share
 ($754[div]122)                                                                       $6.18
                                                                                      -----
                                                                                      -----

                See Accompanying Notes to Financial Statements.
                                       37

WARBURG PINCUS GLOBAL POST-VENTURE CAPITAL FUND
STATEMENT OF ASSETS AND LIABILITIES
April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

ASSETS

   Investments at value (Cost $2,898,700)                                        $3,794,351
   Receivable for investments sold (Cost $336,855)                                  336,923
   Deferred offering costs/organizational                                             3,328
   Dividends, interest, and reclaims receivable (Cost $2,374)                         2,370
   Other assets                                                                         147
   Foreign currency (Cost $30)                                                           31
                                                                                 ----------
       TOTAL ASSETS                                                               4,137,150
                                                                                 ----------

LIABILITIES

   Payable for investments purchased (Cost $254,271)                                254,271
   Other liabilities                                                                 49,942
                                                                                 ----------
       TOTAL LIABILITIES                                                            304,213
                                                                                 ----------

NET ASSETS, applicable to 296,072 Common Shares outstanding and
 112 Advisor Shares                                                              $3,832,937
                                                                                 ----------
                                                                                 ----------

NET ASSET VALUE, offering and redemption price per Common Share
 ($3,831,495[div]296,072)                                                            $12.94
                                                                                     ------
                                                                                     ------
NET ASSET VALUE, offering and redemption price per Advisor Share
 ($1,442[div]112)                                                                    $12.88
                                                                                     ------
                                                                                     ------

                See Accompanying Notes to Financial Statements.
                                       38

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

WARBURG PINCUS INTERNATIONAL EQUITY FUNDS
STATEMENTS OF OPERATIONS
For the Six Months Ended April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                                 INTERNATIONAL EQUITY    JAPAN OTC
                                                                         FUND              FUND
                                                                 --------------------   -----------
INVESTMENT INCOME:
   Dividends                                                         $ 23,011,857       $   161,608
   Interest                                                             2,448,419            93,742
   Foreign taxes withheld                                              (2,936,688)          (24,241)
                                                                      -----------       -----------
       Total investment income                                         22,523,588           231,109
                                                                      -----------       -----------
EXPENSES:
   Investment advisory                                                 11,909,917           262,977
   Administrative services                                              1,980,125            46,284
   Audit                                                                   40,906             7,468
   Custodian/Sub-Custodian                                                714,119            12,638
   Directors                                                                5,102             3,720
   Insurance                                                               22,042             1,148
   Interest                                                                48,408             1,323
   Legal                                                                  123,869             9,987
   Offering/Organizational costs                                                0            21,050
   Printing                                                               109,306             5,500
   Registration                                                            66,320            32,678
   Shareholder servicing/distribution                                   1,082,071            52,598
   Transfer Agent                                                         862,279            72,067
   Miscellaneous                                                          108,726             8,863
                                                                      -----------       -----------
                                                                       17,073,190           538,301
   Less: fees waived, expenses reimbursed and transfer agent
     offsets                                                              (61,866)         (170,131)
                                                                      -----------       -----------
       Total expenses                                                  17,011,324           368,170
                                                                      -----------       -----------
         Net investment income (loss)                                   5,512,264          (137,061)
                                                                      -----------       -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS AND
 FOREIGN CURRENCY RELATED ITEMS:
   Net realized gain (loss) from security and other related
     transactions                                                    (111,319,778)       (9,008,971)
   Net realized gain (loss) from foreign currency related items        44,725,487         3,585,692
   Net change in unrealized appreciation (depreciation) from
     investments and foreign currency related items                   308,429,201         5,122,793
                                                                      -----------       -----------
   Net realized and unrealized gain (loss) from investments and
     foreign currency related items                                   241,834,910          (300,486)
                                                                      -----------       -----------
   Net increase (decrease) in net assets resulting from
     operations                                                      $247,347,174       $  (437,547)
                                                                      -----------       -----------
                                                                      -----------       -----------

                See Accompanying Notes to Financial Statements.
                                       40

--------------------------------------------------------------------------------

         EMERGING MARKETS   JAPAN GROWTH   GLOBAL POST-VENTURE   MAJOR FOREIGN
               FUND             FUND          CAPITAL FUND       MARKETS FUND
         ----------------   ------------   -------------------   -------------
           $  1,147,957     $   141,440         $   5,197         $   123,154
                349,581         121,278             4,134              64,421
               (207,741)        (21,216 )            (890)            (17,152)
         ----------------   ------------          -------        -------------
              1,289,797         241,502             8,441             170,423
         ----------------   ------------          -------        -------------
                739,901         197,306            19,663              56,594
                130,222          34,725             4,895              16,067
                  6,589           5,966             6,123               7,254
                127,695           9,172            18,994               5,213
                  4,225           3,720             3,768               3,836
                  1,410             437               166                 168
                    235           2,054                14                   5
                  9,184           8,778            20,021                 182
                 19,549           2,129               588              26,031
                  9,660           5,327             4,545                 147
                 38,492          29,656            19,915               7,144
                148,222          39,487             3,934               2,142
                127,921          14,465             3,780                 447
                 56,518           6,446             5,402               1,714
         ----------------   ------------          -------        -------------
              1,419,823         359,668           111,808             126,944
               (442,848)        (83,413 )         (85,852)            (71,922)
         ----------------   ------------          -------        -------------
                976,975         276,255            25,956              55,022
         ----------------   ------------          -------        -------------
                312,822         (34,753 )         (17,515)            115,401
         ----------------   ------------          -------        -------------
            (32,960,350)     (2,619,254 )         208,884             293,229
               (251,655)      3,240,559             2,182             112,201
             29,426,389       1,190,806           416,470           2,189,619
         ----------------   ------------          -------        -------------
             (3,785,616)      1,812,111           627,536           2,595,049
         ----------------   ------------          -------        -------------
           $ (3,472,794)    $ 1,777,358         $ 610,021         $ 2,710,450
         ----------------   ------------          -------        -------------
         ----------------   ------------          -------        -------------

WARBURG PINCUS INTERNATIONAL EQUITY FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                  JAPAN OTC FUND               EMERGING MARKETS FUND
                            INTERNATIONAL EQUITY FUND      -----------------------------   -----------------------------
                         -------------------------------      FOR THE                         FOR THE
                            FOR THE                         SIX MONTHS                      SIX MONTHS
                           SIX MONTHS        FOR THE           ENDED          FOR THE          ENDED          FOR THE
                             ENDED          YEAR ENDED       APRIL 30,      YEAR ENDED       APRIL 30,      YEAR ENDED
                         APRIL 30, 1998    OCTOBER 31,         1998         OCTOBER 31,        1998         OCTOBER 31,
                          (UNAUDITED)          1997         (UNAUDITED)        1997         (UNAUDITED)        1997
                         --------------   --------------   -------------   -------------   -------------   -------------

FROM OPERATIONS:
 Net investment income
   (loss)                $    5,512,264   $   16,595,226   $    (137,061)  $    (816,043)  $     312,822   $     590,856
 Net realized gain
   (loss) from security
   and other related
   transactions            (111,319,778)     242,233,285      (9,008,971)    (29,824,743)    (32,960,350)      3,573,949
 Net realized gain
   (loss) from foreign
   currency related
   items                     44,725,487       81,782,235       3,585,692       6,929,625        (251,655)       (692,650)
 Net change in
   unrealized
   appreciation
   (depreciation) from
   investments and
   foreign currency
   related items            308,429,201     (164,531,003)      5,122,793       4,776,152      29,426,389     (19,880,535)
                         --------------   --------------   -------------   -------------   -------------   -------------
   Net increase
     (decrease) in net
     assets resulting
     from operations        247,347,174      176,079,743        (437,547)    (18,935,009)     (3,472,794)    (16,408,380)
                         --------------   --------------   -------------   -------------   -------------   -------------

FROM DISTRIBUTIONS:
 Dividends from net
   investment income
     Common Shares                    0      (15,677,127)              0               0        (746,649)       (559,579)
     Advisor Shares                   0         (959,277)              0               0          (1,539)              0
 Distributions in
   excess of net
   investment income
     Common Shares                    0                0               0               0               0               0
     Advisor Shares                   0                0               0               0               0               0
 Distributions from
   realized gains
     Common Shares         (290,210,429)    (101,110,864)       (826,659)     (1,134,461)     (4,907,505)       (717,029)
     Advisor Shares         (62,627,172)     (17,984,137)            (62)              0         (10,109)            (55)
 Distributions in
   excess of realized
   gains
     Common Shares                    0                0               0               0               0               0
     Advisor Shares                   0                0               0               0               0               0
                         --------------   --------------   -------------   -------------   -------------   -------------
   Net decrease in net
     assets from
     distributions         (352,837,601)    (135,731,405)       (826,721)     (1,134,461)     (5,665,802)     (1,276,663)
                         --------------   --------------   -------------   -------------   -------------   -------------

FROM CAPITAL SHARE
 TRANSACTIONS:
 Proceeds from sale of
   shares                   444,135,243      910,099,943      43,859,799      83,695,394      73,362,677     209,438,660
 Reinvested dividends       335,103,771      122,187,954         764,550       1,057,739       5,384,035       1,143,771
 Net asset value of
   shares redeemed       (1,175,469,039)  (1,646,039,200)    (45,155,801)   (177,514,277)   (114,664,827)   (255,395,357)
                         --------------   --------------   -------------   -------------   -------------   -------------
   Net increase in net
     assets from
     capital share
     transactions          (396,230,025)    (613,751,303)       (531,452)    (92,761,144)    (35,918,115)    (44,812,926)
                         --------------   --------------   -------------   -------------   -------------   -------------
   Net increase in net
     assets                (501,720,452)    (573,402,965)     (1,795,720)   (112,830,614)    (45,056,711)    (62,497,969)

NET ASSETS:
 Beginning of period      2,812,515,228    3,385,918,193      41,630,640     154,461,254     156,072,378     218,570,347
                         --------------   --------------   -------------   -------------   -------------   -------------
 End of period           $2,310,794,776   $2,812,515,228   $  39,834,920   $  41,630,640   $ 111,015,667   $ 156,072,378
                         --------------   --------------   -------------   -------------   -------------   -------------
                         --------------   --------------   -------------   -------------   -------------   -------------
Undistributed net
 investment income       $            0   $   31,630,382   $           0   $     510,516   $           0   $  (2,119,820)
                         --------------   --------------   -------------   -------------   -------------   -------------
                         --------------   --------------   -------------   -------------   -------------   -------------

--------------------------------------------------------------------------------

                JAPAN GROWTH FUND
           ----------------------------     GLOBAL POST-VENTURE CAPITAL FUND           MAJOR FOREIGN MARKETS FUND
              FOR THE                     ------------------------------------   --------------------------------------
            SIX MONTHS                       FOR THE                                FOR THE          FOR THE PERIOD
               ENDED         FOR THE        SIX MONTHS           FOR THE           SIX MONTHS        MARCH 31, 1997
             APRIL 30,      YEAR ENDED        ENDED            YEAR ENDED            ENDED          (COMMENCEMENT OF
               1998        OCTOBER 31,    APRIL 30, 1998       OCTOBER 31,       APRIL 30, 1998    OPERATIONS) THROUGH
            (UNAUDITED)        1997        (UNAUDITED)            1997            (UNAUDITED)       OCTOBER 31, 1997
           -------------   ------------   --------------   -------------------   --------------   ---------------------

           $     (34,753)  $   (214,098)   $    (17,515)      $     (37,882)     $      115,401       $      18,658
              (2,619,254)    (3,584,648)        208,884              40,384             293,229              91,300
               3,240,559      2,225,388           2,182                 736             112,201              (1,829)
               1,190,806        643,764         416,470             514,579           2,189,619            (144,276)
           -------------   ------------   --------------         ----------      --------------          ----------
               1,777,358       (929,594)        610,021             517,817           2,710,450             (36,147)
           -------------   ------------   --------------         ----------      --------------          ----------

                       0              0         (79,726)                  0            (104,761)                  0
                       0              0             (30)                  0                   0                   0
                       0       (394,010)              0                   0                   0                   0
                       0              0               0                   0                   0                   0
                       0              0         (30,652)                  0            (106,759)                  0
                       0              0             (12)                  0                   0                   0
                       0        (91,320)              0                   0                   0                   0
                       0              0               0                   0                   0                   0
           -------------   ------------   --------------         ----------      --------------          ----------
                       0       (485,330)       (110,420)                  0            (211,520)                  0
           -------------   ------------   --------------         ----------      --------------          ----------

              49,145,365     43,567,995         397,898           2,110,772          16,743,627           4,832,000
                       0        436,422         108,141                   0             211,520                   0
             (40,825,706)   (37,776,299)       (371,220)         (2,443,987)           (797,195)                  0
           -------------   ------------   --------------         ----------      --------------          ----------
               8,319,659      6,228,118         134,819            (333,215)         16,157,952           4,832,000
           -------------   ------------   --------------         ----------      --------------          ----------
              10,097,017      4,813,194         634,420             184,602          18,656,882           4,795,853

              24,971,643     20,158,449       3,198,517           3,013,915           4,795,853                   0
           -------------   ------------   --------------         ----------      --------------          ----------
           $  35,068,660   $ 24,971,643    $  3,832,937       $   3,198,517      $   23,452,735       $   4,795,853
           -------------   ------------   --------------         ----------      --------------          ----------
           -------------   ------------   --------------         ----------      --------------          ----------
           $           0   $          0    $          0       $           0      $      102,443       $      62,604
           -------------   ------------   --------------         ----------      --------------          ----------
           -------------   ------------   --------------         ----------      --------------          ----------

WARBURG PINCUS INTERNATIONAL EQUITY FUND
FINANCIAL HIGHLIGHTS
(For a Common Share of the Fund Outstanding Throughout Each Period)
--------------------------------------------------------------------------------

                              FOR THE
                             SIX MONTHS
                               ENDED                             FOR THE YEAR ENDED OCTOBER 31,
                           APRIL 30, 1998     --------------------------------------------------------------------
                            (UNAUDITED)          1997           1996           1995           1994          1993
                           --------------     ----------     ----------     ----------     ----------     --------
NET ASSET VALUE, BEGINNING
 OF PERIOD                       $20.76           $20.69         $19.30         $20.51         $17.00       $12.22
                           --------------     ----------     ----------     ----------     ----------     --------
   Income from Investment
     Operations:
   Net Investment Income
     (Loss)                       (0.17)            0.04           0.22           0.12           0.09         0.09
   Net Gain (Loss) from
     Securities and
     Foreign Currency
   Related Items (both
     realized and
     unrealized)                   2.17             0.88           1.73          (0.67)          3.51         4.84
                           --------------     ----------     ----------     ----------     ----------     --------
       Total from
         Investment
         Operations                2.00             0.92           1.95          (0.55)          3.60         4.93
                           --------------     ----------     ----------     ----------     ----------     --------
   Less Distributions:
   Dividends from Net
     Investment Income            (0.00)           (0.11)         (0.56)         (0.13)         (0.04)       (0.02)
   Distributions in Excess
     of Net Investment
     Income                        0.00             0.00           0.00           0.00          (0.01)        0.00
   Distributions from
     Realized Gains               (2.86)           (0.74)          0.00          (0.53)         (0.04)       (0.13)
                           --------------     ----------     ----------     ----------     ----------     --------
       Total Distributions        (2.86)           (0.85)         (0.56)         (0.66)         (0.09)       (0.15)
                           --------------     ----------     ----------     ----------     ----------     --------
NET ASSET VALUE, END OF
 PERIOD                          $19.90           $20.76         $20.69         $19.30         $20.51       $17.00
                           --------------     ----------     ----------     ----------     ----------     --------
                           --------------     ----------     ----------     ----------     ----------     --------
Total Return                      12.28%'D'         4.54%         10.35%         (2.55%)        21.22%       40.68%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period
 (000s)                      $1,898,192       $2,312,042     $2,885,453     $2,068,207     $1,533,872     $378,661
Ratios to average daily
 net assets:
   Operating expenses              1.36%*@          1.33%@         1.38%@         1.39%          1.44%        1.48%
   Net investment income           (.01)%*           .56%           .62%           .69%           .19%         .38%
Portfolio Turnover Rate           43.82%'D'        61.80%         32.49%         39.24%         17.02%       22.60%

--------------------------------------------------------------------------------

@ Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the Common Shares' expenses by .01%, .01% and .01%, for the period ending April 30, 1998, and for the years ended October 31, 1997 and October 31, 1996, respectively. The Common Shares' operating expense ratio after reflecting these arrangements were 1.35%, 1.32% and 1.37% for the period ended April 30, 1998, and for the years ended October 31, 1997 and October 31, 1996, respectively.

'D' Non-annualized.

* Annualized.

                See Accompanying Notes to Financial Statements.
                                       44

WARBURG PINCUS JAPAN OTC FUND
FINANCIAL HIGHLIGHTS
(For a Common Share of the Fund Outstanding Throughout Each Period)
--------------------------------------------------------------------------------

                                                                                              FOR THE PERIOD
                                      FOR THE                                               SEPTEMBER 30, 1994
                                     SIX MONTHS                                              (COMMENCEMENT OF
                                       ENDED             FOR THE YEAR ENDED OCTOBER 31,        OPERATIONS)
                                   APRIL 30, 1998      -----------------------------------       THROUGH
                                    (UNAUDITED)         1997          1996          1995     OCTOBER 31, 1994
                                   --------------      -------      --------      --------  ------------------

NET ASSET VALUE, BEGINNING OF
 PERIOD                                  $6.37           $8.47         $9.09         $9.85         $10.00
                                        ------         -------      --------      --------         ------

   Income from Investment
     Operations:

   Net Investment Loss                   (0.05)          (1.22)        (0.23)         0.00           0.00
   Net Loss from Securities and
     Foreign Currency Related
     Items (both realized and
     unrealized)                         (0.03)          (0.79)        (0.01)        (0.76)         (0.15)
                                        ------         -------      --------      --------         ------

       Total from Investment
         Operations                      (0.08)          (2.01)        (0.24)        (0.76)         (0.15)
                                        ------         -------      --------      --------         ------

   Less Distributions:

   Dividends from Net Investment
     Income                              (0.00)           0.00         (0.38)         0.00           0.00
   Distributions from Realized
     Gains                               (0.12)          (0.09)         0.00          0.00           0.00
                                        ------         -------      --------      --------         ------

       Total Distributions               (0.12)          (0.09)        (0.38)         0.00           0.00
                                        ------         -------      --------      --------         ------

NET ASSET VALUE, END OF PERIOD           $6.17           $6.37         $8.47         $9.09         $ 9.85
                                        ------         -------      --------      --------         ------
                                        ------         -------      --------      --------         ------

Total Return                              (.98%)'D'     (23.98%)       (2.79%)       (7.72%)         (1.50%)'D'

RATIOS/SUPPLEMENTAL DATA:

Net Assets, End of Period (000s)       $39,834         $41,627      $154,460      $178,568        $19,878

Ratios to average daily net
 assets:
   Operating expenses                     1.75%*@         1.76%@        1.76%@        1.41%          1.00%*
   Net investment income                  (.65%)*        (1.10%)       (1.22%)        (.15%)           .49%*
   Decrease reflected in above
     operating expense ratios due
     to waivers/reimbursements             .80%*           .51%          .29%         1.35%          4.96%*

Portfolio Turnover Rate                  16.27%'D'      100.60%        95.23%        82.98%           .00%

--------------------------------------------------------------------------------

@ Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the Common Shares' expenses by .00%, .01% and .01%, for the period ending April 30, 1998, and for the years ended October 31, 1997 and October 31, 1996, respectively. The Common Shares' operating expense ratio after reflecting these arrangements were 1.75%, 1.75% and 1.75% for the period ended April 30, 1998, and for the years ended October 31, 1997 and October 31, 1996, respectively.

'D' Non-annualized.

* Annualized.

                See Accompanying Notes to Financial Statements.
                                       45

WARBURG PINCUS EMERGING MARKETS FUND
FINANCIAL HIGHLIGHTS
(For a Common Share of the Fund Outstanding Throughout Each Period)
--------------------------------------------------------------------------------

                                            FOR THE                                         FOR THE PERIOD
                                           SIX MONTHS          FOR THE YEAR ENDED          DECEMBER 30, 1994
                                             ENDED                 OCTOBER 31,             (COMMENCEMENT OF
                                         APRIL 30, 1998     -------------------------     OPERATIONS) THROUGH
                                          (UNAUDITED)          1997           1996         OCTOBER 31, 1995
                                         --------------     ----------     ----------     -------------------

NET ASSET VALUE, BEGINNING OF PERIOD           $10.82           $12.19         $11.28              $10.00
                                         --------------     ----------     ----------             -----

   Income from Investment Operations:

   Net Investment Income (Loss)                 (0.08)            0.04           0.07              0.08
   Net Gain (Loss) from Securities
     and Foreign Currency Related
     Items (both realized and
     unrealized)                                (0.04)           (1.34)          0.99              1.25
                                         --------------     ----------     ----------             -----

       Total from Investment
         Operations                             (0.12)           (1.30)          1.06              1.33
                                         --------------     ----------     ----------             -----

   Less Distributions:
   Dividends from Net Investment
     Income                                     (0.06)           (0.03)         (0.08)            (0.05)
   Distributions from Realized Gains            (0.41)           (0.04)         (0.07)             0.00
                                         --------------     ----------     ----------             -----

       Total Distributions                      (0.47)           (0.07)         (0.15)            (0.05)
                                         --------------     ----------     ----------             -----

NET ASSET VALUE, END OF PERIOD                 $10.23           $10.82         $12.19            $11.28
                                         --------------     ----------     ----------             -----
                                         --------------     ----------     ----------             -----

Total Return                                     (.58%)'D'      (10.71%)         9.46%            13.33%'D'

RATIOS/SUPPLEMENTAL DATA:

Net Assets, End of Period (000s)             $110,847         $155,806       $218,421            $6,780

Ratios to average daily net assets:
   Operating expenses                            1.66%*@          1.66%@         1.62%@            1.00%*
   Net investment income                         (.91%)*           .24%           .31%             1.25%*
   Decrease reflected in above
     operating expense ratios due to
     waivers/reimbursements                       .74%*            .46%           .77%            11.08%*

Portfolio Turnover Rate                         60.99%'D'        92.48%         61.84%            57.76%'D'

--------------------------------------------------------------------------------
@ Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the Common Shares' expenses by .01%, .01% and .01%, for the period ending April 30, 1998, and for the years ended October 31, 1997 and October 31, 1996, respectively. The Common Shares' operating expense ratio after reflecting these arrangements were 1.65%, 1.65% and 1.61% for the period ended April 30, 1998, and for the years ended October 31, 1997 and October 31, 1996, respectively.

'D' Non-annualized.

* Annualized.

                See Accompanying Notes to Financial Statements.
                                       46

WARBURG PINCUS JAPAN GROWTH FUND
FINANCIAL HIGHLIGHTS
(For a Common Share of the Fund Outstanding Throughout Each Period)
--------------------------------------------------------------------------------

                                                      FOR THE                              FOR THE PERIOD
                                                     SIX MONTHS          FOR THE          DECEMBER 29, 1995
                                                       ENDED            YEAR ENDED        (COMMENCEMENT OF
                                                   APRIL 30, 1998      OCTOBER 31,       OPERATIONS) THROUGH
                                                    (UNAUDITED)            1997           OCTOBER 31, 1996
                                                   --------------      ------------      -------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $ 9.74              $9.85               $10.00
                                                        -------        ------------             -------

   Income from Investment Operations:

   Net Investment Loss                                     0.07              (0.07)               (0.06)
   Net Gain (Loss) from Securities and Foreign
     Currency
     Related Items (both realized and
     unrealized)                                           0.35               0.21                (0.09)
                                                        -------        ------------             -------

       Total from Investment Operations                    0.42               0.14                (0.15)
                                                        -------        ------------             -------

   Less Distributions:

   Dividends from Net Investment Income                    0.00              (0.20)                0.00

   Dividends from Realized Gains                           0.00              (0.05)                0.00
       Total Distributions                                 0.00              (0.25)                0.00
                                                        -------        ------------             -------

NET ASSET VALUE, END OF PERIOD                           $10.16              $9.74               $ 9.85
                                                        -------        ------------             -------
                                                        -------        ------------             -------

Total Return                                               4.31%'D'           1.47%               (1.50%)'D'

RATIOS/SUPPLEMENTAL DATA:

Net Assets, End of Period (000s)                        $35,035            $24,954              $20,157

Ratios to average daily net assets:

   Operating expenses                                      1.75%*@            1.75%@               1.76%*@
   Net investment income                                   (.22%)*           (1.03%)              (1.03%)*
   Decrease reflected in above operating
     expense ratios due to
     waivers/reimbursements                                 .52%*              .81%                1.79%*

Portfolio Turnover Rate                                   31.01%'D'          93.84%               51.72%'D'

--------------------------------------------------------------------------------
@ Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the Common Shares' expenses by .00%, .00% and .01%, for the period ending April 30, 1998, and for the years ended October 31, 1997 and October 31, 1996, respectively. The Common Shares' operating expense ratio after reflecting these arrangements were 1.75%, 1.75% and 1.75% for the period ended April 30, 1998, and for the years ended October 31, 1997 and October 31, 1996, respectively.

'D' Non-annualized.

* Annualized.

                See Accompanying Notes to Financial Statements.
                                       47

WARBURG PINCUS GLOBAL POST-VENTURE CAPITAL FUND
FINANCIAL HIGHLIGHTS
(For a Common Share of the Fund Outstanding Throughout Each Period)
--------------------------------------------------------------------------------

                                                      FOR THE                             FOR THE PERIOD
                                                     SIX MONTHS          FOR THE        SEPTEMBER 30, 1996
                                                       ENDED           YEAR ENDING       (COMMENCEMENT OF
                                                   APRIL 30, 1998      OCTOBER 31       OPERATIONS) THROUGH
                                                    (UNAUDITED)           1997           OCTOBER 31, 1996
                                                   --------------      -----------      -------------------

NET ASSET VALUE, BEGINNING OF PERIOD                    $11.15            $ 9.86               $10.00
                                                        ------         -----------             ------

   Income from Investment Operations:

   Net Investment Loss                                   (0.04)            (0.13)                0.00
   Net Gain (Loss) from Securities and Foreign
     Currency
     Related Items (both realized and
     unrealized)                                          2.23              1.42                (0.14)
                                                        ------         -----------             ------

       Total from Investment Operations                   2.19              1.29                (0.14)
                                                        ------         -----------             ------

   Less Distributions:

   Dividends from Net Investment Income                  (0.29)             0.00                 0.00
   Distributions from Realized Gains                     (0.11)             0.00                 0.00
                                                        ------         -----------             ------
       Total Distributions                               (0.40)             0.00                 0.00
                                                        ------         -----------             ------

NET ASSET VALUE, END OF PERIOD                          $12.94            $11.15               $ 9.86
                                                        ------         -----------             ------
                                                        ------         -----------             ------

Total Return                                             20.54%            13.08%               (1.40%)'D'

RATIOS/SUPPLEMENTAL DATA:

Net Assets, End of Period (000s)                        $3,831            $3,197               $3,007
Ratios to average daily net assets:

   Operating expenses                                     1.65%*@           1.66%@               1.65%*@
   Net investment income                                 (1.11%)*           (.96%)               (.20%)*
   Decrease reflected in above operating
     expense ratios due to
     waivers/reimbursements                               5.43%*            6.48%               21.71%*
Portfolio Turnover Rate                                  59.11%'D'        207.25%                5.85%'D'

--------------------------------------------------------------------------------
@ Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the Common Shares' expenses by .00%, .01% and .00%, for the period ending April 30, 1998, and for the years ended October 31, 1997 and October 31, 1996, respectively. The Common Shares' operating expense ratio after reflecting these arrangements were 1.65%, 1.65% and 1.65% for the period ended April 30, 1998, and for the years ended October 31, 1997 and 1996, respectively.

'D' Non-annualized.

* Annualized.

                See Accompanying Notes to Financial Statements.
                                       48

WARBURG PINCUS MAJOR FOREIGN MARKETS FUND
FINANCIAL HIGHLIGHTS
(For a Common Share of the Portfolio Outstanding Throughout Each Period)
--------------------------------------------------------------------------------

                                                               FOR THE
                                                              SIX MONTHS            MARCH 31, 1997
                                                                ENDED              (COMMENCEMENT OF
                                                            APRIL 30, 1998       OPERATIONS) THROUGH
                                                             (UNAUDITED)           OCTOBER 31, 1997
                                                            --------------      ----------------------

NET ASSET VALUE, BEGINNING OF PERIOD                             $11.06                  $10.00
                                                                 ------                  ------

   Income from Investment Operations:

   Net Investment Income                                           0.19                    0.08
   Net Gain from Securities and Foreign Currency
     Related
     Items (both realized and unrealized)                          1.36                    0.98
                                                                 ------                  ------
       Total from Investment Operations                            1.55                    1.06
                                                                 ------                  ------

   Less Distributions:
   Dividends from Net Investment Income                           (0.24)                   0.00
   Distributions from Realized Gains                              (0.24)                   0.00
                                                                 ------                  ------
       Total Distributions                                        (0.48)                   0.00
                                                                 ------                  ------

NET ASSET VALUE, END OF PERIOD                                   $12.13                  $11.06
                                                                 ------                  ------
                                                                 ------                  ------

Total Return                                                      15.07%'D'               10.60%'D'

RATIOS/SUPPLEMENTAL DATA:

Net Assets, End of Period (000s)                                $23,453                  $4,796

Ratios to average daily net assets:
   Operating expenses                                               .95%*@                  .95%*@
   Net investment income                                           1.99%*                  1.18%*
   Decrease reflected in above operating expense ratios
     due to waivers/reimbursements                                 1.24%*                  6.69%*

Portfolio Turnover Rate                                           36.24%'D'               30.29%

--------------------------------------------------------------------------------
@ Interest earned on uninvested cash balances is used to offset portions of the transfer agent expenses. These arrangements had no effect on the Common Shares' expense ratio.

'D' Non-annualized.

* Annualized.

                See Accompanying Notes to Financial Statements.
                                       49

WARBURG PINCUS INTERNATIONAL EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS
April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

   The Warburg Pincus International Equity Funds (the 'Funds') are comprised of Warburg Pincus International Equity Fund (the 'International Equity Fund'), Warburg Pincus Global Post-Venture Capital Fund (the 'Global Post-Venture Capital Fund') and Warburg Pincus Major Foreign Markets Fund ('Major Foreign Markets Fund') (formerly, the Warburg Pincus Managed EAFE@ Countries Fund) which are registered under the Investment Company Act of 1940, as amended (the '1940 Act'), as diversified, open-end management investment companies, and Warburg Pincus Japan OTC Fund (the 'Japan OTC Fund'), Warburg Pincus Emerging Markets Fund (the 'Emerging Markets Fund') and Warburg Pincus Japan Growth Fund (the 'Japan Growth Fund') which are registered under the 1940 Act as non-diversified, open-end management investment companies.

   Investment objectives for each Fund are as follows: the International Equity Fund, the Japan OTC Fund and the Major Foreign Markets Fund seek long-term capital appreciation; the Emerging Markets Fund seeks growth of capital; and the Japan Growth Fund and the Global Post-Venture Capital Fund seek long-term growth of capital.

   Each Fund (except the Major Foreign Markets Fund) offers two classes of shares, one class being referred to as Common Shares and one class being referred to as Advisor Shares. Common and Advisor Shares in each Fund represent an equal pro rata interest in such Fund, except that they bear different expenses which reflect the difference in the range of services provided to them. Common Shares for the Japan OTC Fund, the Emerging Markets Fund, the Japan Growth Fund, the Global Post-Venture Capital Fund and the Major Foreign Markets Fund bear expenses paid pursuant to a shareholder servicing and distribution plan adopted by each Fund at an annual rate not to exceed .25% of the average daily net asset value of each Fund's outstanding Common Shares. Advisor Shares for each Fund bear expenses paid pursuant to a distribution plan adopted by each Fund at an annual rate not to exceed .75% of the average daily net asset value of each Fund's outstanding Advisor Shares. Advisor Shares are currently bearing expenses of .50% of average daily net assets. At April 30, 1998, there were no outstanding Advisor Shares for the Major Foreign Markets Fund.

   The net asset value of each Fund is determined daily as of the close of regular trading on the New York Stock Exchange. Each Fund's investments are valued at market value, which is generally determined using the last reported sales price. If no sales are reported, investments are generally valued at the mean between the last reported bid and asked price. In the absence of market quotations, investments are generally valued at fair value as determined by or under the direction of the Fund's Board. Short-term investments that mature in 60 days or less are valued on the basis of amortized cost, which approximates market value.

WARBURG PINCUS INTERNATIONAL EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

   When a Fund writes or purchases a call or a put option, an amount equal to the premium received or paid by the Fund is recorded as a liability or asset, the value of which is marked-to-market daily to reflect the current market value of the option. When the option expires, the Fund realizes a gain or loss equal to the amount of the premium received or paid. When the Fund exercises an option or enters into a closing transaction by purchasing or selling an offsetting option, it realizes a gain or loss without regard to any unrealized gain or loss on the underlying security. The potential loss associated with purchasing an option is limited to the premium paid, and the premium would partially offset any gains achieved from its use.

   The books and records of the Funds are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate at the end of the period. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Funds do not isolate that portion of realized gains and losses on investments in equity securities which are due to changes in the foreign exchange rate from that which are due to changes in market prices of equity securities. The Funds isolate that portion of realized gains and losses on investments in debt securities which are due to changes in the foreign exchange rate from that which are due to changes in market prices of debt securities.

   The Funds may invest in securities of foreign issuers which involve certain risks in addition to those inherent in domestic investments. Such risks generally include, among other things, fluctuations in currency exchange rates, revaluation of currencies, adverse political and economic developments and the imposition of other laws and restrictions. Securities of foreign issuers are often subject to less rigorous regulatory practices and requirements than those applied in the United States and may also be less liquid (and their prices more volatile) than securities of comparable U.S. companies. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in many respects.

   A Funds' investments in securities of issuers located in less developed countries considered to be 'emerging markets' involve risks in addition to those generally applicable to foreign securities. Investments in the securities of issuers located in emerging markets expose the Fund to economic structures that are generally less diverse and mature than, and to political systems that can be expected to have less stability than, those of developed countries. The typically

WARBURG PINCUS INTERNATIONAL EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES (CONT'D) small size of the markets for securities of issuers located in emerging markets may also result in a lack of liquidity and greater price volatility.

   Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Income, expenses (excluding class-specific expenses, principally distribution, shareholder servicing fees and transfer agent fees) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

   Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid annually for all Funds. However, to the extent that a net realized capital gain can be reduced by a capital loss carryover, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

   No provision is made for federal taxes as it is each Fund's intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code and make the requisite distributions to its shareholders which will be sufficient to relieve it from federal income and excise taxes.

   Costs incurred in connection with organization and offering of shares have been deferred and are being amortized over a period of five years and one year, respectively, from the date each Fund commenced its operations.

   The Funds, together with other funds advised by Warburg Pincus Asset Management Inc., the Funds' investment adviser ('Warburg') (collectively the 'Warburg Funds'), have established committed and uncommitted lines of credit facilities with PNC Bank, National Association ('PNC') and an uncommitted line of credit facility with Deutche Bank, AG ('Deutche Bank') for temporary or emergency purposes primarily relating to unanticipated fund share redemptions. Effective December 31, 1997, the terms of the committed line of credit with PNC was amended. Under the terms of the committed line of credit, the Warburg Funds with access to the facility pay a comittment fee at a rate of .07% per annum on the average daily balance of the line of credit, which is undisbursed and uncanceled during the preceding quarter. In addition, the Warburg Funds will pay interest on borrowings at the bank's base rate plus .45%. Under the terms of the Uncommitted lines of credit, the Warburg Funds will pay interest on borrowings at the bank's base rate plus .55%. Aggregate borrowings for each fund under the committed and uncommitted lines of credit with PNC may not exceed the lowest of
(a) thirty-three and one-third percent (33 1/3%) of the

WARBURG PINCUS INTERNATIONAL EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------
assets of such fund, for any fund that does not invest at least sixty-five percent (65%) of its assets in international equity or fixed income securities (an 'International Fund') and twenty-five percent (25%) of the assets of any fund that is an International Fund or (b) the maximum amount permitted by such fund's investment policies and restrictions. Aggregate borrowings for each fund under the uncommitted line of credit facility with Deutsche Bank may not exceed thirty-three and one-third (33 1/3%) of the net assets of such fund. At April 30, 1998 and during the six months ended April 30, 1998, the following funds had borrowings under these lines of credit facilities.

                    AVERAGE DAILY         AVERAGE          MAXIMUM DAILY       LOAN OUTSTANDING
      FUND          LOAN BALANCE      INTEREST RATE %     LOAN OUTSTANDING        AT 4/30/98
----------------    -------------     ---------------     ----------------     ----------------

Japan OTC               20,359             6.153             $  954,000               $0
Emerging Markets         4,373             6.266                798,000                0
Japan Growth            32,121             6.193              2,059,000                0

   Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, each Fund, along with other Warburg Funds, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by the Funds' custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

   The Funds have an arrangement with their transfer agent whereby interest earned on uninvested cash balances was used to offset a portion of the transfer agent expense. For the period ended April 30, 1998, the Funds received credits or reimbursements under this arrangement as follows:

                             FUND                                  AMOUNT
--------------------------------------------------------------    --------
International Equity                                              $61,866
Japan OTC                                                             988
Emerging Markets                                                    3,020
Japan Growth                                                          735
Global Post-Venture Capital                                            78
Major Foreign Markets                                                 283

2. INVESTMENT ADVISER, CO-ADMINISTRATORS AND DISTRIBUTOR

   Warburg, which is indirectly controlled by Warburg, Pincus & Co., serves as each Fund's investment adviser. For its investment advisory services, Warburg receives the following fees based on each Fund's average daily net assets:

WARBURG PINCUS INTERNATIONAL EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

2. INVESTMENT ADVISER, CO-ADMINISTRATORS AND DISTRIBUTOR (CONT'D)

                      FUND                                     ANNUAL RATE
------------------------------------------------    ----------------------------------
International Equity                                1.00% of average daily net assets
Japan OTC                                           1.25% of average daily net assets
Emerging Markets                                    1.25% of average daily net assets
Japan Growth                                        1.25% of average daily net assets
Global Post-Venture Capital                         1.25% of average daily net assets
Major Foreign Markets                               1.00% of average daily net assets

   For the period ended April 30, 1998, investment advisory fees, voluntary waivers and reimbursements were as follows:

                                GROSS                           NET             EXPENSE
          FUND               ADVISORY FEE      WAIVER       ADVISORY FEE     REIMBURSEMENTS
-------------------------    ------------     ---------     ------------     --------------
International Equity         $11,909,017      $       0     $11,909,017         $      0
Japan OTC                        262,977       (143,897)        119,080                0
Emerging Markets                 739,901       (439,828)        300,073                0
Japan Growth                     197,306        (63,740)        133,566                0
Global Post-Venture
 Capital                          19,663        (19,663)              0          (64,223)
Major Foreign Markets             56,594        (56,594)              0           (8,095)

   Abbott Capital Management, LLC ('Abbott') serves as sub-investment adviser for the Global Post-Venture Fund's assets invested in U.S. or foreign private limited partnerships or other investment funds ('Private Fund Investments'). Pursuant to the sub-advisory agreement between Abbott and Warburg, Abbott is entitled to a quarterly fee from Warburg at the annual rate of of 1.00% of the net asset value of Private Fund Investments, which fee amount or a portion thereof may be waived by Abbott. No compensation is paid by the Global Post-Venture Capital Fund to Abbott for its sub-investment advisory services.

   Counsellors Funds Service, Inc. ('CFSI'), a wholly owned subsidiary of Warburg, and PFPC Inc. ('PFPC'), an indirect, wholly owned subsidiary of PNC Bank Corp. ('PNC'), serve as each Fund's co-administrators. For its administrative services, CFSI currently receives a fee calculated at an annual rate of .10% of each Fund's average daily net assets. For the period ended April 30, 1998, administrative services fees earned by CFSI were as follows:

                         FUND                             CO-ADMINISTRATION FEE
------------------------------------------------------    ---------------------
International Equity                                           $ 1,190,992
Japan OTC                                                           21,038
Emerging Markets                                                    59,192
Japan Growth                                                        15,784
Global Post-Venture Capital                                          1,573
Major Foreign Markets                                                5,792

   For administrative services, PFPC receives a fee calculated at an annual rate of .12% on each Fund's first $250 million in average daily net assets, .10% on the next $250 million in average daily net assets, .08% on the next $250 million in average daily net assets, and .05% of the average daily net assets over $750 million. For the

WARBURG PINCUS INTERNATIONAL EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------
period ended April 30, 1998, administrative service fees earned and voluntarily waived by PFPC (including out of pocket) were as follows:

                                                                               NET
           FUND                CO-ADMINISTRATION FEE      WAIVER      CO-ADMINISTRATION FEE
---------------------------    ---------------------     --------     ---------------------
International Equity                 $ 789,133           $      0           $ 789,133
Japan OTC                               25,246            (25,246)                  0
Emerging Markets                        71,030                  0              71,030
Japan Growth                            18,941            (18,938)                  3
Global Post-Venture Cap                  3,322             (1,888)              1,434
Major Foreign Markets                   10,275             (6,950)              3,325

   Counsellors Securities Inc. ('CSI'), also a wholly-owned subsidiary of Warburg, serves as each Fund's distributor. No compensation is paid by the International Equity Fund to CSI for distribution services. For its shareholder servicing and distribution services, CSI receives a fee at an annual rate of
 .25% of the average daily net assets of each Fund's Common Shares pursuant to a shareholder servicing and distribution plan adopted by each Fund pursuant to Rule 12b-1 under the 1940 Act. For its shareholder servicing and distribution services, CSI receives a fee at an annual rate of .50%, respectively, of the average daily net assets of the Advisor Shares of the International Equity Fund, the Japan OTC Fund, the Emerging Markets Fund, the Japan Growth Fund and the Global Post-Venture Capital Fund pursuant to distribution plan adopted by each Fund pursuant to Rule 12b-1 under the 1940 Act. No compensation is payable by the Advisor Shares of the Global Post-Venture Capital Fund to CSI for distribution services. For the period ended April 30, 1998, shareholder servicing and distribution fees earned by CSI were as follows:

                                                          SHAREHOLDER
                                                           SERVICING/
                       FUND                             DISTRIBUTION FEE
--------------------------------------------------    --------------------
International Equity Fund
   Advisor shares                                          $1,082,071
                                                             --------
                                                             --------

Japan OTC Fund
   Common shares                                           $   52,593
   Advisor shares                                                   5
                                                             --------
                                                           $   52,598
                                                             --------
                                                             --------
Emerging Markets Fund
   Common shares                                           $  147,674
   Advisor shares                                                 548
                                                             --------
                                                           $  148,222
                                                             --------
                                                             --------
Japan Growth Fund
   Common shares                                           $   39,435
   Advisor shares                                                  52
                                                             --------
                                                           $   39,487
                                                             --------
                                                             --------
Global Post-Venture Capital Fund
   Common shares                                           $    3,931
   Advisor shares                                                   3
                                                             --------
                                                           $    3,934
                                                             --------
                                                             --------
Major Foreign Markets Fund
   Common shares                                           $    2,142
                                                             --------
                                                             --------

WARBURG PINCUS INTERNATIONAL EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

3. INVESTMENTS IN SECURITIES

   For the period ended April 30, 1998, purchases and sales of investment securities (excluding short-term investments) were as follows:

                   PORTFOLIO                        PURCHASES           SALES
-----------------------------------------------    ------------     --------------
International Equity                               $994,944,568     $1,572,478,281
Japan OTC                                            12,220,060          6,078,636
Emerging Markets                                     66,192,902        101,786,999
Japan Growth                                         23,531,999          8,383,066
Global Post-Venture Capital                           1,800,587          2,120,796
Major Foreign Markets                                17,622,775          3,639,690

   At April 30, 1998, the net unrealized appreciation from investments for those securities having an excess of value over cost and net unrealized depreciation from investments for those securities having an excess of cost over value (based on cost for federal income tax purposes) was as follows:

                                                                          NET UNREALIZED
                                        UNREALIZED       UNREALIZED        APPRECIATION
             PORTFOLIO                 APPRECIATION     DEPRECIATION      (DEPRECIATION)
-----------------------------------    ------------     -------------     --------------
International Equity                   $447,460,388     $(144,695,192)     $302,765,196
Japan OTC                                 2,957,770        (7,760,481)       (4,802,711)
Emerging Markets                         12,479,857       (13,564,940)       (1,085,083)
Japan Growth                              2,713,572        (3,082,378)         (368,806)
Global Post-Venture Capital                 901,827           (11,121)          890,706
Major Foreign Markets                     2,551,893          (541,327)        2,010,566

4. FORWARD FOREIGN CURRENCY CONTRACTS

   Each Fund may enter into forward currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Each Fund will enter into forward contracts primarily for hedging purposes. Forward currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date or an offsetting position is entered into.

   At April 30, 1998, the International Equity Fund, the Japan OTC Fund, the Japan Growth Fund and the Major Foreign Markets Fund had the following open forward foreign currency contracts:

WARBURG PINCUS INTERNATIONAL EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                           INTERNATIONAL EQUITY FUND
----------------------------------------------------------------------------------------------------------------
                                                                                                     UNREALIZED
                                                   FOREIGN                                             FOREIGN
                                 EXPIRATION        CURRENCY          CONTRACT         CONTRACT        EXCHANGE
  FORWARD CURRENCY CONTRACT         DATE          TO BE SOLD          AMOUNT           VALUE         GAIN/(LOSS)
-----------------------------    ----------     --------------     ------------     ------------     -----------
        Japanese Yen              05/29/98      29,734,000,000     $234,079,906     $225,989,302     $ 8,090,604
                                                                   ------------     ------------     -----------
                                                                   ------------     ------------     -----------

                                                 JAPAN OTC FUND
----------------------------------------------------------------------------------------------------------------
                                                                                                     UNREALIZED
                                                   FOREIGN                                             FOREIGN
                                 EXPIRATION        CURRENCY          CONTRACT         CONTRACT        EXCHANGE
  FORWARD CURRENCY CONTRACT         DATE          TO BE SOLD          AMOUNT           VALUE         GAIN/(LOSS)
-----------------------------    ----------     --------------     ------------     ------------     -----------
        Japanese Yen              05/29/98       4,348,000,000     $ 34,229,482     $ 33,046,394     $ 1,183,088
                                                                   ------------     ------------     -----------
                                                                   ------------     ------------     -----------

                                               JAPAN GROWTH FUND
---------------------------------------------------------------------------------------------------------------
                                                                                                    UNREALIZED
                                                    FOREIGN                                           FOREIGN
                                  EXPIRATION        CURRENCY         CONTRACT        CONTRACT        EXCHANGE
  FORWARD CURRENCY CONTRACT          DATE          TO BE SOLD         AMOUNT           VALUE        GAIN/(LOSS)
------------------------------    ----------     --------------     -----------     -----------     -----------
         Japanese Yen              05/29/98       3,830,000,000     $30,151,545     $29,109,404     $ 1,042,141
                                                                    -----------     -----------     -----------
                                                                    -----------     -----------     -----------

                                          MAJOR FOREIGN MARKETS FUND
---------------------------------------------------------------------------------------------------------------
                                                                                                    UNREALIZED
                                                    FOREIGN                                           FOREIGN
                                  EXPIRATION        CURRENCY         CONTRACT        CONTRACT        EXCHANGE
  FORWARD CURRENCY CONTRACT          DATE          TO BE SOLD         AMOUNT           VALUE        GAIN/(LOSS)
------------------------------    ----------     --------------     -----------     -----------     -----------
         Japanese Yen              05/29/98         126,775,000     $   998,032     $   963,537     $    34,495
                                                                    -----------     -----------     -----------
                                                                    -----------     -----------     -----------

5. EQUITY SWAP TRANSACTIONS

   The International Equity Fund and the Emerging Markets Fund each entered into a Korean equity swap agreement dated March 21, 1997, where each Fund receives a quarterly payment, representing the total return (defined as market appreciation and dividend income) on a basket of Korean common stocks ('Common Stocks'). In return, the International Equity Fund and the Emerging Markets Fund pay quarterly the LIBOR rate (London Interbank Offered Rate), plus 2.00% and 1.97%, respectively, per annum on the market value of the Common Stocks ('Notional Amount'). The Notional Amount is marked-to-market on each quarterly reset date. In the event that the Common Stocks decline in value, each Fund will be required to pay quarterly, the amount of any depreciation in value of the Notional Amount from the previous quarter.

   During the term of the equity swap transaction, changes in the value of the Common Stocks as compared to the Notional Amount and the difference between the accrued interest expense and dividend income are recognized as unrealized gain or loss. At the quarterly reset date, the change in value of the Common Stock, adjusted for accrued interest expense and dividend income, is recognized as realized gain or loss. At April 30, 1998, each Fund realized a loss of $6,553,028 and $853,210, respectively, on the equity swap transaction which is included in the net realized gain (loss) from security and other related transactions. At April 30, 1998, each Fund no longer held a position in the swap.

WARBURG PINCUS INTERNATIONAL EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

6. CAPITAL SHARE TRANSACTIONS

   Each Fund, except the Global Post-Venture Capital Fund, is each authorized to issue three billion full and fractional shares of capital stock, $.001 par value per share, of which two billion shares of each Fund are designated as Advisor Shares. The Global Post-Venture Capital Fund is authorized to issue three billion full and fractional shares of capital stock, $.001 par value per share, of which one billion shares are designated as Advisor Shares.

   Transactions in shares of each Fund were as follows:

                                                     INTERNATIONAL EQUITY FUND
                                     COMMON SHARES                              ADVISOR SHARES
                        ---------------------------------------     ---------------------------------------
                           FOR THE SIX             FOR THE             FOR THE SIX
                          MONTHS ENDED           YEAR ENDED           MONTHS ENDED             FOR THE
                         APRIL 30, 1998       OCTOBER 31, 1997       APRIL 30, 1998          YEAR ENDED
                           (UNAUDITED)           (UNAUDITED)           (UNAUDITED)        OCTOBER 31, 1997
                        -----------------     -----------------     -----------------     -----------------
Shares sold                   22,456,690            37,712,671            1,442,044             3,593,153
Shares issued to
 shareholders on
 reinvestment of
 dividends                    16,336,304             5,078,533            3,778,779               937,692
Shares redeemed              (54,825,212)          (70,827,349)          (8,693,119)           (4,577,298)
                        -----------------     -----------------     -----------------     -----------------
Net increase
 (decrease) in
 shares outstanding          (16,032,218)          (28,036,145)          (3,472,296)              (46,453)
                        -----------------     -----------------     -----------------     -----------------
                        -----------------     -----------------     -----------------     -----------------
Proceeds from sale
 of shares               $   417,289,533       $   832,097,028        $  26,845,710         $  78,002,915
Reinvested dividends         272,489,400           103,246,572           62,614,371            18,941,382
Net asset value of
 shares redeemed          (1,016,149,943)       (1,548,688,920)        (159,319,096)          (97,350,280)
                        -----------------     -----------------     -----------------     -----------------
Net increase
 (decrease) from
 capital share
 transactions            $  (326,371,010)      $  (613,345,320)       $ (69,859,015)        $    (405,983)
                        -----------------     -----------------     -----------------     -----------------
                        -----------------     -----------------     -----------------     -----------------
                                                          JAPAN OTC FUND
                                     COMMON SHARES                              ADVISOR SHARES
                        ---------------------------------------     ---------------------------------------
                           FOR THE SIX                                 FOR THE SIX
                          MONTHS ENDED           FOR THE SIX          MONTHS ENDED             FOR THE
                         APRIL 30, 1998         MONTHS ENDED         APRIL 30, 1998          YEAR ENDED
                           (UNAUDITED)        OCTOBER 31, 1997         (UNAUDITED)        OCTOBER 31, 1997
                        -----------------     -----------------     -----------------     -----------------

Shares sold                   7,246,383             11,479,393                    8                 7,459
Shares issued to
 shareholders on
 reinvestment of
 dividends                      136,273                132,383                   11                     0
Shares redeemed              (7,465,701)           (23,316,894)                (394)               (7,086)
                        -----------------     -----------------     -----------------     -----------------
Net increase
 (decrease) in
 shares outstanding             (83,045)           (11,705,118)                (375)                  373
                        -----------------     -----------------     -----------------     -----------------
                        -----------------     -----------------     -----------------     -----------------
Proceeds from sale
 of shares                $  43,859,751        $    83,642,891        $          48         $      52,503
Reinvested dividends            764,489              1,057,739                   61                     0
Net asset value of
 shares redeemed            (45,153,375)          (177,463,703)              (2,426)              (50,574)
                        -----------------     -----------------     -----------------     -----------------
Net increase
 (decrease) from
 capital share
 transactions             $    (529,135)       $   (92,763,073)       $      (2,317)        $       1,929
                        -----------------     -----------------     -----------------     -----------------
                        -----------------     -----------------     -----------------     -----------------

                                            EMERGING MARKETS FUND
                          COMMON SHARES                              ADVISOR SHARES
             ---------------------------------------     ---------------------------------------
                FOR THE SIX                                 FOR THE SIX
               MONTHS ENDED             FOR THE            MONTHS ENDED             FOR THE
              APRIL 30, 1998          YEAR ENDED          APRIL 30, 1998          YEAR ENDED
                (UNAUDITED)        OCTOBER 31, 1997         (UNAUDITED)        OCTOBER 31, 1997
             -----------------     -----------------     -----------------     -----------------
                   7,465,585            15,395,660                 109                13,980
                     582,201                92,759               1,113                     4
                 (11,608,925)          (19,011,433)             (9,291)               (1,743)
             -----------------     -----------------           -------               -------
                  (3,561,139)           (3,523,014)             (8,069)               12,241
             -----------------     -----------------           -------               -------
             -----------------     -----------------           -------               -------
               $  73,361,665         $ 209,234,551           $   1,012             $ 204,109
                   5,373,714             1,143,716              10,321                    55
                (114,572,208)         (255,371,760)            (92,619)              (23,597)
             -----------------     -----------------           -------               -------
               $ (35,836,829)        $ (44,993,493)          $ (81,286)            $ 180,567
             -----------------     -----------------           -------               -------
             -----------------     -----------------           -------               -------
                                              JAPAN GROWTH FUND
                          COMMON SHARES                              ADVISOR SHARES
             ---------------------------------------     ---------------------------------------
                FOR THE SIX                                 FOR THE SIX
               MONTHS ENDED             FOR THE            MONTHS ENDED             FOR THE
              APRIL 30, 1998          YEAR ENDED          APRIL 30, 1998          YEAR ENDED
                (UNAUDITED)        OCTOBER 31, 1997         (UNAUDITED)        OCTOBER 31, 1997
             -----------------     -----------------     -----------------     -----------------
                   5,023,308             4,196,591               1,733                 3,036
                           0                46,477                   0                     0
                  (4,139,348)           (3,725,607)               (176)               (1,421)
             -----------------     -----------------            ------               -------
                     883,960               517,461               1,557                 1,615
             -----------------     -----------------            ------               -------
             -----------------     -----------------            ------               -------
               $  49,128,384         $  43,536,325           $  16,981             $  31,670
                           0               436,422                   0                     0
                 (40,823,960)          (37,761,784)             (1,746)              (14,515)
             -----------------     -----------------            ------               -------
               $   8,304,424         $   6,210,963           $  15,235             $  17,155
             -----------------     -----------------            ------               -------
             -----------------     -----------------            ------               -------

WARBURG PINCUS INTERNATIONAL EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

6. CAPITAL SHARE TRANSACTIONS (CONT'D)

                                                                                                      MAJOR FOREIGN
                                            GLOBAL POST-VENTURE CAPITAL FUND                           MARKETS FUND
                                  COMMON SHARES                          ADVISOR SHARES               COMMON SHARES
                        ----------------------------------     ----------------------------------     --------------
                        FOR THE SIX
                        MONTHS ENDED                            FOR THE SIX           FOR THE          FOR THE SIX
                         APRIL 30,            FOR THE           MONTHS ENDED        YEAR ENDED         MONTHS ENDED
                            1998            YEAR ENDED         APRIL 30, 1998       OCTOBER 31,       APRIL 30, 1998
                        (UNAUDITED)      OCTOBER 31, 1997       (UNAUDITED)            1997            (UNAUDITED)
                        ------------     -----------------     --------------     ---------------     --------------
Shares sold                 31,780              209,142                0                   15             1,546,498
Shares issued to
 shareholders on
 reinvestment of
 dividends                  10,619                    0                4                    0                21,323
Shares redeemed            (33,153)            (227,374)               0                 (564)              (67,437)
                        ------------        -----------              ---              -------         --------------
Net increase
 (decrease) in
 shares outstanding          9,246              (18,232)               4                 (549)            1,500,384
                        ------------        -----------              ---              -------         --------------
                        ------------        -----------              ---              -------         --------------
Proceeds from sale
 of shares                $397,898          $ 2,110,622             $  0              $   150          $ 16,743,627
Reinvested dividends       108,101                    0               40                    0               211,520
Net asset value of
 shares redeemed          (371,220)          (2,438,359)               0               (5,627)             (797,195)
                        ------------        -----------              ---              -------         --------------
Net increase
 (decrease) from
 capital share
 transactions             $134,779          $  (327,737)            $ 40              $(5,477)         $ 16,157,952
                        ------------        -----------              ---              -------         --------------
                        ------------        -----------              ---              -------         --------------

7. LIABILITIES

   At April 30, 1998, each Fund had the following affiliated and investment related liabilities:

                                                                                           GLOBAL          MAJOR
                                                              EMERGING       JAPAN      POST-VENTURE      FOREIGN
                            INTERNATIONAL     JAPAN OTC       MARKETS       GROWTH        CAPITAL         MARKETS
                             EQUITY FUND         FUND           FUND         FUND           FUND            FUND
                            -------------     ----------     ----------     -------     ------------     ----------
Payable for securities
 purchased
 (at value)                  $17,404,567       $712,592      $1,192,196     $     0       $254,271       $1,653,418
Investment advisory fee
 payable                       1,913,867         16,316          46,691      21,631              0            3,434
Administrative services
 fee payable                     191,387          3,305           9,574       2,794            293            1,783
Distribution fee payable               0          8,262          23,884       6,979            732            2,142
Payable for Fund shares
 redeemed                      1,200,138              0           6,009           0              0                0
Payable for forward
 contracts                             0              0               0      21,159              0                0

8. NET ASSETS

   At April 30, 1998, capital contributions, undistributed net investment income, accumulated net realized gain (loss) from security transactions and current period distribution have been adjusted for current period permanent book/tax differences which arose principally from differing book/tax treatments of foreign currency and equity swap transactions. The International Equity Fund, the Japan OTC Fund, the Emerging Markets Fund, the Japan Growth Fund, the Global Post-Venture Capital Fund and the Major

WARBURG PINCUS INTERNATIONAL EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------
Foreign Markets Fund reclassified ($16,915,095), ($32,911), ($1,104,865),
($3,507), $2,182 and $17,319, respectively, from accumulated net realized gain
(loss) on foreign currency related items to undistributed net investment income. The International Equity Fund, the Japan OTC Fund, the Emerging Markets Fund, the Japan Growth Fund and the Global Post-Venture Capital Fund reclassified $13,517,219, $486,177, $2,967,401, $38,260 and $95,824, respectively, from accumulated net investment loss to capital contributions. The International Equity Fund, the Japan OTC Fund, the Emerging Markets Fund, the Global Post-Venture Capital Fund and the Major Foreign Markets Fund reclassified $33,744,770, $826,721, ($692,650), $735 and ($11,880), respectively, of book distributions from realized gains (losses) to distributions of net investment income. Net investment income, net realized gain (loss) on investments and net assets were not affected by this reclassification.

   Net Assets at April 30, 1998, consisted of the following:

                                                                                            GLOBAL           MAJOR
                                                          EMERGING          JAPAN        POST-VENTURE       FOREIGN
                    INTERNATIONAL       JAPAN OTC         MARKETS          GROWTH          CAPITAL          MARKETS
                     EQUITY FUND           FUND             FUND            FUND             FUND            FUND
                    --------------     ------------     ------------     -----------     ------------     -----------

Capital
 contributed,
 net                $2,065,822,049     $ 73,192,965     $144,522,046     $35,250,067      $2,733,276      $20,934,126
Undistributed
 net investment
 income                          0                0                0               0               0          102,443
Accumulated net
 realized gain
 (loss) from
 security
 transactions          (67,243,028)     (29,735,077)     (32,420,888)       (853,250)        203,945          370,823
Net unrealized
 appreciation
 (depreciation)
 from
 investments and
 foreign
 currency
 related items         312,215,755       (3,622,968)      (1,085,491)        671,843         895,716        2,045,343
                    --------------     ------------     ------------     -----------     ------------     -----------
Net assets          $2,310,794,776     $ 39,834,920     $111,015,667     $35,068,660      $3,832,937      $23,452,735
                    --------------     ------------     ------------     -----------     ------------     -----------
                    --------------     ------------     ------------     -----------     ------------     -----------

9. CAPITAL LOSS CARRYOVER

   At April 30, 1998, capital loss carryovers available to offset possible future capital gains of each Fund were as follows:

                                                                         CAPITAL LOSS CARRYOVER
                                FUND                                        EXPIRING IN 2005
---------------------------------------------------------------------    ----------------------

Japan OTC                                                                     $ 24,405,400
Japan Growth                                                                       623,934

WARBURG PINCUS INTERNATIONAL EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

10. YEAR 2000 COMPLIANCE

   Many services provided to the Funds and their shareholders by Warburg and certain of its affiliates (the 'Warburg Service Providers') and the Funds' other service providers rely on the functioning of their respective computer systems. Many computer systems cannot distinguish the year 2000 from the year 1900, with resulting potential difficulty in performing various calculations (the 'Year 2000 Issue'). The Year 2000 Issue could potentially have an adverse impact on the handling of security trades, the payment of interest and dividends, pricing, account services and other Fund operations.

   The Warburg Service Providers recognize the importance of the Year 2000 Issue and are taking appropriate steps necessary in preparation for the year 2000. At this time, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Funds nor can there be any assurance that the Year 2000 Issue will not have an adverse effect on the Funds' investments or on global markets or economies, generally. In addition, it has been reported that foreign institutions have made less progress in addressing the Year 2000 Issue than major U.S. entities, which could adversely effect the Funds' foreign investments.

   The Warburg Service Providers anticipate that their systems and those of the Funds' other service providers will be adapted in time for the year 2000. To further this goal, the Warburg Service Providers have coordinated a plan to repair, adapt or replace systems that are not year 2000 compliant, and are seeking to obtain similar representations from the Funds' other major service providers. The Warburg Service Providers will be monitoring the Year 2000 Issue in an effort to ensure appropriate preparation.

WARBURG PINCUS INTERNATIONAL EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

11. OTHER FINANCIAL HIGHLIGHTS
   Each Fund (except the Major Foreign Markets Fund) currently offers one other class of shares, Advisor Shares, representing equal prorata interests in each of the respective Warburg Pincus International Funds. The financial highlights for an Advisor Share of each Fund are as follows:

                                                                 INTERNATIONAL EQUITY FUND
                                        ---------------------------------------------------------------------------
                                                                      ADVISOR SHARES
                                        ---------------------------------------------------------------------------
                                           FOR THE
                                          SIX MONTHS
                                            ENDED                      FOR THE YEAR ENDED OCTOBER 31,
                                        APRIL 30, 1998    ---------------------------------------------------------
                                         (UNAUDITED)        1997        1996        1995        1994        1993
                                        --------------    --------    --------    --------    --------    ---------
NET ASSET VALUE, BEGINNING OF PERIOD           $20.54       $20.50      $19.16      $20.38      $16.91       $12.20
                                             ------       --------    --------    --------    --------    ---------
   Income from Investment Operations:
   Net Investment Income (Loss)               (0.19)          0.04        0.18        0.03        0.16        (0.01)
   Net Gain (Loss) from Securities
     and Foreign Currency Related
     Items (both realized and
     unrealized)                               2.16           0.78        1.68       (0.67)       3.35         4.86
                                             ------       --------    --------    --------    --------    ---------
       Total from Investment
        Operations                             1.97           0.82        1.86       (0.64)       3.51         4.85
                                             ------       --------    --------    --------    --------    ---------
   Less Distributions:
   Dividends from Net Investment
     Income                                   (0,00)         (0.04)      (0.52)      (0.05)       0.00        (0.01)
   Distributions from Realized Gains          (2.76)         (0.74)       0.00       (0.53)      (0.04)       (0.13)
                                             ------       --------    --------    --------    --------    ---------
       Total Distributions                    (2.76)         (0.78)      (0.52)      (0.58)      (0.04)       (0.14)
                                             ------       --------    --------    --------    --------    ---------
NET ASSET VALUE, END OF PERIOD               $19.75         $20.54      $20.50      $19.16      $20.38       $16.91
                                             ------       --------    --------    --------    --------    ---------
                                             ------       --------    --------    --------    --------    ---------
Total Return                                  12.13%'D'       4.04%       9.89%      (3.04%)     20.77%       40.06

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)           $412,599       $500,473    $500,465    $317,736    $199,404      $44,244

Ratios to average daily net assets:
   Operating expenses                          1.77%*@        1.76%@      1.81%@      1.89%       1.94%        2.00%
   Net investment income (loss)                (.46%)*         .15%        .18%        .20%       (.29%)       (.36%)
Portfolio Turnover Rate                       43.82%'D'      61.80%      32.49%      32.49%      17.02%       22.60%

--------------------------------------------------------------------------------
@ Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the Advisor Shares' expenses by .01%, .00% and .01%, for the period ending April 30, 1998, and for the years ended October 31, 1997 and October 31, 1996, respectively. The Advisor Shares' operating expense ratio after reflecting these arrangements were 1.76%, 1.76% and 1.80% for the period ended April 30, 1998, and for the years ended October 31, 1997 and October 31, 1996, respectively.

 'D' Non-annualized.
 * Annualized.

                See Accompanying Notes to Financial Statements.
                                       63

WARBURG PINCUS INTERNATIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                                   JAPAN OTC FUND
                                   -------------------------------------------------------------------------------
                                                                   ADVISOR SHARES
                                   -------------------------------------------------------------------------------
                                      FOR THE                                                   FOR THE PERIOD
                                     SIX MONTHS                                               SEPTEMBER 30, 1994
                                       ENDED           FOR THE YEAR ENDED OCTOBER 31,          (COMMENCEMENT OF
                                   APRIL 30, 1998     ---------------------------------      OPERATIONS) THROUGH
                                    (UNAUDITED)         1997         1996        1995          OCTOBER 31, 1994
                                   --------------     --------     --------     -------     ----------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD                                  $6.37           $8.45        $9.08       $9.85              $10.00
                                        ------        --------     --------     -------              ------
   Income from Investment
     Operations:
   Net Investment Income (Loss)          (0.97)           0.35        (0.13)      (0.02)               0.00
   Net Gain (Loss) from
     Securities and Foreign
     Currency Related Items
     (both realized and
     unrealized)                          0.90           (2.43)       (0.14)      (0.75)              (0.15)
                                        ------        --------     --------     -------              ------
       Total from Investment
        Operations                       (0.07)          (2.08)       (0.27)      (0.77)              (0.15)
                                        ------        --------     --------     -------              ------
   Less Distributions:
   Dividends from Net
     Investment Income                   (0.00)           0.00        (0.36)       0.00                0.00
   Distributions from realized
     gains                               (0.12)           0.00         0.00        0.00                0.00
                                        ------        --------     --------     -------              ------
       Total Distributions               (0.12)           0.00        (0.36)       0.00                0.00
                                        ------        --------     --------     -------              ------
NET ASSET VALUE, END OF PERIOD           $6.18           $6.37        $8.45       $9.08               $9.85
                                        ------        --------     --------     -------              ------
                                        ------        --------     --------     -------              ------
Total Return                              (.84%)'D'     (24.62%)      (3.17%)     (7.82%)             (1.50%)'D'

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period
 (000s)                                     $1              $3           $1          $1                  $1

Ratios to average daily net
 assets:
   Operating expenses                     2.00%*@         2.00%@       2.01%@      1.31%               1.18%*
   Net investment income                 (1.16%)*        (1.10%)      (1.57%)      (.19%)               .12%*
   Decrease reflected in above
     operating expense ratios
     due to
     waivers/reimbursements.              6.70%*          6.69%         .28%       1.83%               4.74%*
Portfolio Turnover Rate                  16.27%'D'      100.60%'D'    95.23%      82.98%                .00%

--------------------------------------------------------------------------------
@ Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the Advisor Shares' expenses by .00%, .00% and .01%, for the period ending April 30, 1998, and for the years ended October 31, 1997 and October 31, 1996, respectively. The Advisor Shares' operating expense ratio after reflecting these arrangements were 2.00%, 2.00% and 2.00% for the period ended April 30, 1998, and for the years ended October 31, 1997 and October 31, 1996, respectively.

 'D' Non-annualized.
 * Annualized.

                See Accompanying Notes to Financial Statements.
                                       64

WARBURG PINCUS INTERNATIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                                  EMERGING MARKETS FUND
                                         -----------------------------------------------------------------------
                                                                     ADVISOR SHARES
                                         -----------------------------------------------------------------------
                                            FOR THE                                            FOR THE PERIOD
                                           SIX MONTHS           FOR THE YEAR ENDED           DECEMBER 30, 1994
                                             ENDED                  OCTOBER 31,               (COMMENCEMENT OF
                                         APRIL 30, 1998     ---------------------------     OPERATIONS) THROUGH
                                          (UNAUDITED)          1997            1996           OCTOBER 31, 1995
                                         --------------     -----------     -----------     --------------------
NET ASSET VALUE, BEGINNING OF PERIOD            $10.87           $12.21          $11.30               $10.00
                                         --------------     -----------     -----------             --------
   Income from Investment Operations:
   Net Investment Income (Loss)                  (0.14)            0.00           (0.08)                0.14
   Net Gain (Loss) from Securities
     and Foreign Currency Related
     Items (both realized and
     unrealized)                                  0.01            (1.33)           1.11                 1.19
                                         --------------     -----------     -----------             --------
       Total from Investment
        Operations                               (0.13)           (1.33)           1.03                 1.33
                                         --------------     -----------     -----------             --------
   Less Distributions:
   Dividends from Net Investment
     Income                                      (0.06)            0.00           (0.05)               (0.03)
   Distributions from Realized Gains             (0.41)           (0.01)          (0.07)                0.00
                                         --------------     -----------     -----------             --------
       Total Distributions                       (0.47)           (0.01)          (0.12)               (0.03)
                                         --------------     -----------     -----------             --------
NET ASSET VALUE, END OF PERIOD                  $10.27           $10.87          $12.21               $11.30
                                         --------------     -----------     -----------             --------
                                         --------------     -----------     -----------             --------
Total Return                                      (.67%)'D'      (10.94%)          9.20%               13.29%'D'

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)                  $169             $266            $149                   $1

Ratios to average daily net assets:
   Operating expenses                             1.91%*@          1.90%@          1.90%@               1.22%*
   Net investment income                          (.96%)*          (.09%)          (.57%)               1.76%*
   Decrease reflected in above
     operating expense ratios due to
     waivers/reimbursements                        .60%*            .52%            .65%               16.36%*
Portfolio Turnover Rate                          60.99%'D'        92.48%          61.84%               57.76%'D'

--------------------------------------------------------------------------------
@ Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the Advisor Shares' expenses by .01%, .00% and .00% for the period ending April 30, 1998, and for the years ended October 31, 1997 and October 31, 1996, respectively. The Advisor Shares' operating expense ratio after reflecting these arrangements was 1.90%, 1.90% and 1.90% for the period ended April 30, 1998, and for the years ended October 31, 1997 and October 31, 1996, respectively.

 'D' Non-annualized.
 * Annualized.

                See Accompanying Notes to Financial Statements.
                                       65

WARBURG PINCUS INTERNATIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                                        JAPAN GROWTH FUND
                                                   ------------------------------------------------------------
                                                                          ADVISOR SHARES
                                                   ------------------------------------------------------------
                                                      FOR THE                                 FOR THE PERIOD
                                                     SIX MONTHS                             DECEMBER 29, 1995
                                                       ENDED              FOR THE            (COMMENCEMENT OF
                                                   APRIL 30, 1998        YEAR ENDED        OPERATIONS) THROUGH
                                                    (UNAUDITED)       OCTOBER 31, 1997       OCTOBER 31, 1996
                                                   --------------     ----------------     --------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $9.89               $9.83                 $10.00
                                                        ------              ------                 ------

   Income from Investment Operations:

   Net Investment Loss                                    0.00                0.05                  (0.09)
   Net Gain (Loss) from Securities and Foreign
     Currency Related Items (both realized and
     unrealized)                                          0.42                0.01                  (0.08)
                                                        ------              ------                 ------

       Total from Investment Operations                   0.42                0.06                  (0.17)
                                                        ------              ------                 ------

NET ASSET VALUE, END OF PERIOD                          $10.31               $9.89                  $9.83
                                                        ------              ------                 ------
                                                        ------              ------                 ------

Total Return                                              4.25%'D'             .61%                 (1.70%)'D'

RATIOS/SUPPLEMENTAL DATA:

Net Assets, End of Period (000s)                           $34                 $17                     $1

Ratios to average daily net assets:
   Operating expenses                                     2.00%*@             2.00%@                 2.00%*@
   Net investment income                                  (.57%)*            (1.42%)                (1.08%)*
   Decrease reflected in above operating
     expense ratios due to
     waivers/reimbursements                                .99%*              7.25%                  3.43%*

Portfolio Turnover Rate                                  31.01%'D'           93.84%                 51.72%'D'

--------------------------------------------------------------------------------
@ Interest earned on uninvested cash balances is used to offset portions of the transfer agent expenses. These arrangements had no effect on the Advisor Shares' expense ratio.

 'D' Non-annualized.
 * Annualized.

                See Accompanying Notes to Financial Statements.
                                       66

WARBURG PINCUS INTERNATIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

11. OTHER FINANCIAL HIGHLIGHTS (CONT'D)

                                                                 GLOBAL POST-VENTURE CAPITAL FUND
                                                   ------------------------------------------------------------
                                                                          ADVISOR SHARES
                                                   ------------------------------------------------------------
                                                      FOR THE                                 FOR THE PERIOD
                                                     SIX MONTHS                             SEPTEMBER 30, 1996
                                                       ENDED              FOR THE            (COMMENCEMENT OF
                                                   APRIL 30, 1998        YEAR ENDED        OPERATIONS) THROUGH
                                                    (UNAUDITED)       OCTOBER 31, 1997       OCTOBER 31, 1996
                                                   --------------     ----------------     --------------------

NET ASSET VALUE, BEGINNING OF PERIOD                    $11.11               $9.85                 $10.00
                                                        ------              ------                 ------

   Income from Investment Operations:

   Net Investment Loss                                   (0.05)              (0.15)                  0.00
   Net Gain (Loss) from Securities and Foreign
     Currency Related Items (both realized and
     unrealized)                                          2.21                1.41                  (0.15)
                                                        ------              ------                 ------
       Total from Investment Operations                   2.16                1.26                  (0.15)
                                                        ------              ------                 ------

   Less Distributions:

   Dividends from Net Investment Income                  (0.28)               0.00                   0.00
   Distributions from Realized Gains                     (0.11)               0.00                   0.00
                                                        ------              ------                 ------
       Total Distributions                               (0.39)               0.00                   0.00
                                                        ------              ------                 ------

NET ASSET VALUE, END OF PERIOD                          $12.88              $11.11                  $9.85
                                                        ------              ------                 ------
                                                        ------              ------                 ------
       Total Return                                      20.29%'D'           12.79%                 (1.50%)'D'

RATIOS/SUPPLEMENTAL DATA:

Net Assets, End of Period (000s)                            $1                  $1                     $6

Ratios to average daily net assets:

   Operating expenses                                     1.90%*@             1.90%@                 1.90%*@
   Net investment income                                 (1.36%)*            (1.15%)*                (.78%)*
   Decrease reflected in above operating
     expense ratios due to
     waivers/reimbursements                              73.13%*             11.16%*                22.23%*
Portfolio Turnover Rate                                  59.11%'D'          207.25%'D'               5.85%'D'

--------------------------------------------------------------------------------
@ Interest earned on uninvested cash balances is used to offset portions of the transfer agent expenses. These arrangements had no effect on the Advisor Shares' expense ratio.

 'D' Non-annualized.
 * Annualized.

                See Accompanying Notes to Financial Statements.
                                       67

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

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                          ------------------------

The dagger symbol shall be expressed as...............................   'D'
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